UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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LINCOLNWAY ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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January 8, 2007
Dear Members:
     You are cordially invited to a special meeting of the members of Lincolnway Energy, LLC to be held at Gates Hall located at 825 15th Street, Nevada, Iowa, on Thursday, January 18, 2007 at 6:30 p.m.
     The following documents are being provided to you along with this letter:
1.	Notice of Special Meeting of Members

2.	Proxy Statement

3.	Ballot

4.	A return envelope
     The only items on the ballot for the special meeting are the approval and adoption of articles of restatement and of an amended and restated operating agreement for Lincolnway Energy, LLC.
     We encourage your attendance at the special meeting. The information mailed to you along with this letter will be covered at the special meeting so please bring the information along to the special meeting.
     We look forward to seeing you at the special meeting.

Sincerely,

/s/ William Couser

William Couser, Chairman

LINCOLNWAY ENERGY, LLC

59511 W. Lincoln Highway
Nevada, Iowa 50201

NOTICE OF SPECIAL MEETING OF MEMBERS
January 18, 2007

Notice is hereby given that a special meeting of the members of Lincolnway Energy, LLC will be held at Gates Hall located at 825 15th Street, Nevada, Iowa, on Thursday, January 18, 2007 at 6:30 p.m., Nevada, Iowa local time. The purpose of the meeting is to consider the approval and adoption of articles of restatement and of an amended and restated operating agreement for Lincolnway Energy, LLC.
Only members of record at the close of business on January 8, 2007 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.
Members are cordially invited to attend the meeting in person. WHETHER OR NOT YOU WILL BE ABLE TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE YOUR BALLOT, INDICATE YOUR CHOICE ON THE ARTICLES OF RESTATEMENT AND ON THE AMENDED AND RESTATED OPERATING AGREEMENT, AND MAIL THE BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND DESIRE TO REVOKE OR WITHDRAW YOUR BALLOT, YOU WILL BE ABLE TO DO SO BY NOTIFYING THE CHAIRPERSON OR THE SECRETARY OF THE MEETING AT ANY TIME PRIOR TO THE VOTE ON THE ARTICLES OF RESTATEMENT AND ON THE AMENDED AND RESTATED OPERATING AGREEMENT. YOU WILL THEN BE PROVIDED WITH ANOTHER BALLOT TO COMPLETE AND DELIVER AT THE MEETING.
THE BALLOT IS SOLICITED ON BEHALF OF LINCOLNWAY ENERGY, LLC.
The accompanying Proxy Statement describes in more detail the proposed articles of restatement and the proposed amended and restated operating agreement.

By Order of the Directors,

/s/ Timothy Fevold

Timothy Fevold, Secretary

Nevada, Iowa January 8, 2007

LINCOLNWAY ENERGY, LLC
59511 W. Lincoln Highway
Nevada, Iowa 50201
PROXY STATEMENT
Special Meeting of Members, January 18, 2007
GENERAL INFORMATION
This Proxy Statement and the enclosed ballot are being provided by Lincolnway Energy, LLC (“Lincolnway Energy”) for use at the special meeting of the members to be held on January 18, 2007, at 6:30 p.m. at Gates Hall located at 825 15th Street, Nevada, Iowa, and any adjournment or postponement thereof (the “Meeting”). If a ballot is properly completed and timely returned, the units it represents will be voted at the Meeting in accordance with the instructions contained in the ballot. If a member returns the ballot to Lincolnway Energy prior to the Meeting, but attends the Meeting and desires to revoke or withdraw the member’s ballot, the member may do so by notifying the chairperson or the secretary of the Meeting at any time before the vote on the articles of restatement and on the amended and restated operating agreement is taken at the Meeting. The member will then be provided with another ballot to complete and deliver at the Meeting. This Proxy Statement and the accompanying ballot will be first mailed to members on approximately January 8, 2007. The cost of the preparation, distribution and handling of this Proxy Statement and the ballots will be borne by Lincolnway Energy. The ballot is solicited on behalf of Lincolnway Energy.

VOTING SECURITIES
Only members of record as of the close of business on January 8, 2007 will be entitled to notice of and to vote at the Meeting.
Lincolnway Energy’s authorized units consists of a single class of units, with no par value (“Units”). There were 42,859 Units outstanding on January 8, 2007. Those Units were held by 939 different members. Each member has one vote for each Unit held by the member.
The two matters to be presented to the members at the Meeting are the amendment and restatement of the articles of organization of Lincolnway Energy and the amendment and restatement of the operating agreement of Lincolnway Energy. The matters will be voted upon as separate matters, but the articles of organization and the operating agreement are interrelated, so the approval and effectiveness of the amendment and restatement of each of those documents is conditioned upon the members’ approval of the amendment and restatement of the other document. The failure of the members to approve of the amendment and restatement of either the articles of organization or the operating agreement will, therefore, lead to the failure to approve of the amendment and restatement of both the articles of organization and the operating agreement.
The members holding at least twenty-five percent (25%) of the outstanding Units will constitute a quorum of the members for purposes of the Meeting. A member voting by a proxy or by a ballot returned to Lincolnway Energy prior to the Meeting will be deemed present at the Meeting for purposes of determining if a quorum exists for the Meeting. The vote of the members holding at least a majority of the outstanding Units will be the act of the members with respect to the adoption and approval of the articles of restatement and of the amended and restated operating agreement. The vote of the members holding a majority of the Units which are represented at a meeting at which a quorum is present is the vote generally required to take action by the members, including the amendment of Lincolnway Energy’s existing Articles of Organization or existing Operating Agreement, but the vote of a majority of the outstanding Units is required for the amendment of certain provisions of Lincolnway Energy’s existing Operating Agreement, including Sections 5.1 and 5.3(b) of the Operating Agreement. Sections 5.1 and 5.3(b) of the Operating Agreement are amended in the proposed amended and restated operating agreement.
Votes withheld and abstentions and broker non-votes represented at the Meeting will be counted for quorum purposes, but will not be counted as votes cast for or against the articles of restatement or the amended and restated operating agreement.
Lincolnway Energy’s existing Operating Agreement provides that voting by the members may be by proxy or by mail ballot if authorized by the Directors. The Directors have authorized the use of a ballot for the Meeting, and a ballot is being provided to you along with this Proxy Statement.
Lincolnway Energy will tabulate the results of the voting by the ballots which are returned before the Meeting, and will announce those results at the Meeting. Members will, however, be permitted to present their ballots at the Meeting, and if you return your ballot to Lincolnway

Energy prior to the Meeting, but attend the Meeting and desire to revoke or withdraw your ballot, you will be permitted to do so by notifying the chairperson or the secretary of the Meeting at any time before the vote on the articles of restatement and on the amended and restated operating agreement is taken at the Meeting. You will then be provided with another ballot to complete and deliver at the Meeting. The vote of the members at the Meeting will be taken by a ballot in the same form being provided along with this Proxy Statement.
Given that the vote on the articles of restatement and on the amended and restated operating agreement is being taken by ballot provided to the members before the Meeting, no member proposals will be able to be made or acted upon at the Meeting, and no member action will otherwise be able to be taken at the Meeting, other than the vote on the articles of restatement and on the amended and restated operating agreement in the form provided along with this Proxy Statement.
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth the number of Units, and the percentage of the outstanding Units, held by the following individuals as of December 1, 2006:
•	Lincolnway Energy’s directors;

•	Lincolnway Energy’s officers;

•	All of Lincolnway Energy’s directors and officers as a group.
Security Ownership Table

Name and Address of
Beneficial Owner	Number of Units	Percent of Class
William Couser	513	1.20%
Director and Chairman 20408 620th Avenue Nevada, Iowa 50201

Jeff Taylor	500	1.17%
Director and Vice President 55850 170th Street Ames, Iowa 50010

Timothy Fevold	201	.47%
Director and Secretary 57476 190th Street Ames, Iowa 50010

Terrill Wycoff	325	.76%
Director and Treasurer 2137 Polk Drive

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Name and Address of
Beneficial Owner	Number of Units	Percent of Class
Ames, Iowa 50010

Brian Conrad	553	1.29%
Director 11280 NW 103rd Court Granger, Iowa 50109

Rick Vaughan	100	.23%
Director 115 E. Oak Street Hubbard, Iowa 50122

James Hill	201	.47%
Director 3139 300th Street Ellsworth, Iowa 50075

David Hassebrock	35	.08%
Director 6302 U.S. Highway 69 Ames, Iowa 50010

David Eggers	301	.70%
Director 2146 Eastman Avenue State Center, Iowa 50247

Richard Brehm	-0-	0%
President 412 8th Street NW Mount Vernon, Iowa 52314

Kim Supercynski	25	.06%
Chief Financial Officer 25339 Byron Circle Nevada, Iowa 50201

All directors and officers as a group	2,754	6.43%
All of the above Units are owned directly by the listed individuals.
To Lincolnway Energy’s knowledge, no person or group is the beneficial owner of more than 5% of the outstanding Units, and no person or group holds more than 5% of the outstanding Units under a voting trust or similar agreement.

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ARTICLES OF RESTATEMENT AND
AMENDED AND RESTATED OPERATING AGREEMENT
The two matters to be presented to the members at the Meeting will be voting upon the amendment and restatement of Lincolnway Energy’s existing Articles of Organization (the “Existing Articles”) into the Articles of Restatement (the “Proposed Articles”), and the amendment and restatement of Lincolnway Energy’s existing Operating Agreement (the “Existing Agreement”) into the Amended and Restated Operating Agreement (the “Proposed Agreement”). A copy of the Existing Articles and of the Proposed Articles are attached to this Proxy Statement as, respectively, Exhibit “A” and Exhibit “B”. A copy of the Existing Agreement and of the Proposed Agreement are attached to this Proxy Statement as, respectively, Exhibit “C” and Exhibit “D”. A copy of the Unit Assignment Policy contemplated by Article 9 of the Proposed Agreement is attached to this Proxy Statement as Exhibit “E”.
The Directors undertook a review of the Existing Articles and the Existing Agreement based upon the advice of Lincolnway Energy’s legal counsel that various provisions of the Existing Articles and the Existing Agreement could be clarified and amended to be more consistent with Lincolnway Energy’s current management and business structure, the Iowa Limited Liability Company Act (the “Iowa LLC Act”) and how a company with the number of owners and with regulatory requirements similar to Lincolnway Energy are more commonly structured. The primary regulatory requirements that were discussed in this regard were the Iowa LLC Act and the Securities Exchange Act of 1934. The Directors also considered, however, what the Directors understood to be the primary and material intents and purposes of the Existing Articles and the Existing Agreement, and the need to try to balance those intents and purposes with the other considerations.
The Directors believe the Proposed Articles and the Proposed Agreement reasonably balance all of those considerations, and the Directors recommend that the members approve and adopt the Proposed Articles and the Proposed Agreement.
The amendment and restatement of Lincolnway Energy’s Existing Articles into the Proposed Articles, and the amendment and restatement of Lincolnway Energy’s Existing Agreement into the Proposed Agreement will be voted upon as separate matters at the meeting. The articles of organization and the operating agreement of Lincolnway Energy are, however, interrelated, so the approval and effectiveness of the Proposed Articles and of the Proposed Agreement is conditioned upon the members’ approval of the other document. The failure of the members to approve either the Proposed Articles or the Proposed Agreement will, therefore, lead to the failure to approve of both the Proposed Articles and the Proposed Agreement.
PROPOSED ARTICLES
1.	Summary of Material Considerations Regarding the Proposed Articles.

The following paragraphs summarize what the Directors believe are the material considerations regarding the Proposed Articles. A more detailed discussion of the Proposed Articles can be found under the following section entitled “Proposed Articles”,

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and the following paragraphs include a cross reference to that other discussion. The “Proposed Articles” section also includes a discussion of other considerations regarding the Proposed Articles, so you need to review all of this Proxy Statement for full details of the Proposed Articles.
(a)	Article VI of the Proposed Articles limits the personal liability of the Directors to Lincolnway Energy and its members to the maximum extent permitted by the Iowa LLC Act. Section 6.1 of the Existing Articles contains similar language, but the language is based upon an older version of the Iowa LLC Act. (See Section 2(b)(1) below.)

(b)	Article VI of the Proposed Articles does not include the language from Section 6.1 of the Existing Articles which limits the personal liability of “a member with whom management of the Company is vested” to Lincolnway Energy and its members. The Directors have been advised by legal counsel that the provision from the Iowa LLC Act which permits the limitation of liability only applies to directors if a limited liability company is managed by directors, as is the case with Lincolnway Energy. The Directors also do not believe it is prudent for Lincolnway Energy to have an affirmative limitation on the liability of Lincolnway Energy’s members given that Lincolnway Energy has a diverse base of over 900 members. (See Section 2(b)(1) below.)

(c)	Section 6.2 of the Existing Articles obligates Lincolnway Energy to indemnify the Directors and the members to the fullest extent permitted by law. The Proposed Articles do not include any indemnification provisions, but Article 11 of the Proposed Agreement does include provisions requiring Lincolnway Energy to indemnify the Directors and Lincolnway Energy’s officers to the maximum extent permitted by law. Article 11 of the Proposed Agreement does not require Lincolnway Energy to indemnify the members because the Directors do not believe it is prudent for Lincolnway Energy to have an affirmative indemnification obligation to all of the members given that Lincolnway Energy has a diverse base of over 900 members. (See Section 2(b)(2) below.)
2.	Proposed Articles.

The Proposed Articles amend and restate the Existing Articles, and will replace the Existing Articles. The following paragraphs compare the Existing Articles and the Proposed Articles, and discuss the material amendments which are included in the Proposed Articles.
(a)	Articles I through V of the Existing Articles.

Articles I through V of the Existing Articles address, respectively, the name of Lincolnway Energy, the registered office and registered agent of Lincolnway Energy, the address of the principal office of Lincolnway Energy, the duration of Lincolnway Energy and the use of directors by Lincolnway Energy. Those

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matters are similarly addressed in Articles I through V of the Proposed Articles, except that the registered office and registered agent and the address of the principal office of Lincolnway Energy have been brought current in Articles II and III of the Proposed Articles.

(b)	Article VI of the Existing Articles.
(1)	Section 6.1 of the Existing Articles limits the personal liability of the Directors and the “members with whom management” of Lincolnway Energy “is vested” to Lincolnway Energy and its members.

Article VI of the Proposed Articles also limits the personal liability of the Directors to Lincolnway Energy and its members, but Article VI of the Proposed Articles follows the language of the current Iowa LLC Act and limits the liability of the Directors to the fullest extent permitted by the Iowa LLC Act. Section 6.1 of the Existing Articles takes the same approach, but is based on an outdated version of the Iowa LLC Act.

The Directors have been advised by legal counsel that it is normal and standard practice to limit the personal liability of a director to a company and its members to the fullest extent permitted by law, and in particular with respect to a company that has as many members as Lincolnway Energy and that is subject to the Securities Exchange Act of 1934.

Article VI of the Proposed Articles does not limit the personal liability of the members to Lincolnway Energy and its members as is the case with Section 6.1 of the Existing Articles, because the Directors have been advised by legal counsel that the provision from the Iowa LLC Act which permits the limitation of liability (Section 490A.707 of the Iowa LLC Act) only applies to directors if a limited liability company is managed by directors, as is the case with Lincolnway Energy. Section 490A.707 of the Iowa LLC Act provides in this regard that “the articles of organization may contain a provision eliminating or limiting the personal liability of a manager to the limited liability company or to its members or of the members with whom management of the limited liability company is vested pursuant to Section 490A.702. . . .” (Emphasis supplied.) (Lincolnway Energy utilizes the term “directors”, rather than “managers”, to designate its governing board.) The Directors also do not believe it is prudent for Lincolnway Energy to have an affirmative limitation on the liability of its members with respect to any actions any member may attempt to take regarding Lincolnway Energy because the management of Lincolnway Energy is to be centralized in and governed by the Directors and officers of Lincolnway Energy and Lincolnway Energy has no effective means for monitoring what any member may attempt to undertake on behalf of Lincolnway Energy given that Lincolnway Energy has a diverse base of over 900 members.

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(2)	Section 6.2 of the Existing Articles obligates Lincolnway Energy to indemnify the Directors and the members “to the fullest extent prohibited by applicable law.” Article VI of the Proposed Articles does not include a similar indemnification provision, but an indemnification provision for the Directors is set forth in Article 11 of the Proposed Agreement. The Directors have included the indemnification provision in the Proposed Agreement, instead of the Proposed Articles, because Section 490A.202(17) of the Iowa LLC Act provides that a limited liability company has the power to “indemnify and hold harmless a member, manager, or other person against a claim, liability, or other demand, as provided in an operating agreement.”

Section 6.2 of the Existing Articles provides for the indemnification of the Directors “to the fullest extent permitted by applicable law.” Article 11 of the Proposed Agreement is consistent with that approach because Article 11 provides for the indemnification of the Directors to the full and maximum extent authorized or permitted by the Iowa LLC Act or other applicable law. Article 11 also provides, however, that Lincolnway Energy shall, at a minimum, indemnify the Directors to the full and maximum extent that a corporation has authority to indemnify a director under the Iowa Business Corporation Act. Article 11 takes that approach because Section 490A.202(17) of the Iowa LLC Act provides that a limited liability company may indemnify a director or other person “as provided in an operating agreement”. A standard and procedure for the indemnification of the Directors therefore needs to be established in the Proposed Agreement, and the Directors determined, with advice of legal counsel, to utilize the well established and recognized standards and procedures set out in the Iowa Business Corporation Act for that purpose instead of attempting to establish specific standards and procedures for the indemnification of the Directors.

Article 11 of the Proposed Agreement also requires Lincolnway Energy to indemnify the officers of Lincolnway Energy. Section 6.2 of the Existing Articles does not provide for the indemnification of officers, but Section 5.22 of the Existing Agreement does require Lincolnway Energy to indemnify its officers. The Directors therefore believe that Article 11 of the Proposed Agreement is consistent with Lincolnway Energy’s existing indemnification obligations with respect to its officers.

The Directors were also advised by legal counsel that it is normal and standard practice for a company to be obligated to indemnify both its directors and officers, and in particular with respect to a company that has as many members as Lincolnway Energy and that is subject to the Securities Exchange Act of 1934.

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Article 11 of the Proposed Agreement does not, however, obligate Lincolnway Energy to indemnify any of its members. The Directors do not believe it is prudent for Lincolnway Energy to be obligated to indemnify a member with respect to any actions a member may attempt to take regarding Lincolnway Energy because the management of Lincolnway Energy is to be centralized in and governed by the Directors and officers of Lincolnway Energy and Lincolnway Energy has no effective means for monitoring the actions of its members given that Lincolnway Energy has a diverse base of over 900 members. The Directors have also been advised by legal counsel that it is not common for a company that has directors and a larger ownership base to be obligated to indemnify all of its owners.

Article 11 of the Proposed Agreement does provide that Lincolnway Energy may indemnify a member as the Directors may determine to be appropriate.

(3)	The concepts addressed in Sections 6.3, 6.4 and 6.5 of the Existing Articles are similarly addressed in Article VI of the Proposed Articles and Article 11 of the Proposed Agreement.
If the Proposed Articles are approved by the members, the Proposed Articles and a certificate of articles of restatement will be executed by a Director of Lincolnway Energy, and will be filed with the Iowa Secretary of State. The Proposed Articles will be effective at the time the Proposed Articles are filed with the Iowa Secretary of State. The Proposed Articles and the Proposed Agreement are interrelated documents, so the approval and effectiveness of the Proposed Articles is conditioned upon the members’ approval of the Proposed Agreement.
PROPOSED AGREEMENT
1.	Summary of Material Considerations Regarding the Proposed Agreement.

The following paragraphs summarize what the Directors believe are the material considerations regarding the Proposed Agreement. A more detailed discussion of the Proposed Agreement can be found under the following section entitled “Proposed Agreement”, and the following paragraphs include a cross reference to that other discussion. The “Proposed Agreement” section also includes a discussion of other considerations regarding the Proposed Agreement, so you need to review all of this Proxy Statement for full details of the Proposed Agreement.
(a)	The Proposed Agreement does not amend or alter the substance of the distribution and allocation provisions of the Existing Agreement, or the other general economic provisions and concepts of the Existing Agreement. (See Sections 2(b)(3), 2(c), 2(d) and 2(j)(2) below.)

(b)	Article 4 and the other provisions of the Proposed Agreement continue the

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management of Lincolnway Energy by the Directors, but amend the provisions of the Existing Agreement regarding the Directors as follows:
•	The concept of Class A Directors and Class B Directors is not utilized in the Proposed Agreement because the concept was based on a business structure that was not utilized by Lincolnway Energy. (See Section 2(e)(1) below.)

•	Section 4.2 of the Proposed Agreement confirms the process that lead to the current range of the number of Directors being not less than seven nor more than thirteen, with the Directors continuing to be divided into three classes and with each class serving a three year term. Section 4.2 of the Proposed Agreement amends the Existing Agreement, however, by authorizing the Directors to increase or decrease the number of Directors from time to time. The Members have that authority under Section 5.2 of the Existing Agreement. The authority is given to the Directors under the Proposed Agreement in order to give Lincolnway Energy more flexibility in establishing the number of Directors because if that authority is reserved to the members, Lincolnway Energy would need to call a meeting of the members and make all of the necessary filings with the Securities and Exchange Commission prior to that meeting. (See Section 2(e)(1) below.)

•	Section 4.10 of the Proposed Agreement allows the Directors to fill any vacancy occurring in a Director position, however occurring. Section 5.3(b) of the Existing Agreement also provides that the Directors may fill a vacancy in any Director position, other than any vacancy occurring from the expiration of a term of a Director or the removal of a Director. The Directors believe the approach taken in the Proposed Agreement provides Lincolnway Energy with more flexibility, and that the members’ ability to ultimately elect and establish the Directors is addressed by the fact that Section 4.10 of the Proposed Agreement also provides that any Director elected by Directors to fill a vacancy will only serve until the next annual meeting of the members, at which time the members will elect an individual for the remainder of the three year term. (See Section 2(e)(1) below.)

•	Section 4.4 of the Proposed Agreement provides that the action of a majority of the total number of Directors then in office will be the action of the Directors on all votes and determinations of the Directors. Section 5.11 of the Existing Agreement establishes a lower amount, because Section 5.11 provides that action may be taken by the Directors by the vote of a majority of the Directors who are present at a meeting at which a quorum of the Directors is

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present. Section 5.11 of the Existing Agreement provides that a quorum of the Directors is 50% of the Directors, while Section 4.4 of the Proposed Agreement provides that a quorum of the Directors is a majority of the total number of Directors. The Directors believe it is appropriate to increase the quorum and voting requirements for the Directors to a majority of the total number of Directors in order to require that at least a majority of the Directors agree with and approve the decisions of Directors. (See Section 2(e)(7) below.)

•	Section 4.3 of the Proposed Agreement continues the process by which members can nominate candidates for election as a Director. The Proposed Agreement is substantively similar to Section 5.3(b) of the Existing Agreement with respect to that process. The time period in which a nomination petition must be submitted to Lincolnway Energy has been revised in the Proposed Agreement to provide what the Directors believe is a reasonable time period for that purpose in light of the fact that Lincolnway Energy contemplates holding the annual meeting of the members in February, March or April of each year and Lincolnway Energy’s filing requirements under the Securities Exchange Act of 1934. (See Section 2(e)(1) below.)

•	Section 4.3 of the Proposed Agreement confirms and clarifies that the Directors may, pursuant to agreement with any person, permit the person to designate a nominee or nominees for election as a Director. See Section 2(e)(1) below.
(c)	Section 4.12 of the Proposed Agreement revises the officer structure of Lincolnway Energy. (See Section 2(e)(10) below.)

(d)	Section 6.9 of the Proposed Agreement provides some detail and processes for the use of ballots by Lincolnway Energy. Section 6.9 of the Existing Agreement authorizes the use of “mail ballots.” (See Section 2(f)(4) below.)

(e)	Section 6.7 of the Proposed Agreement and Section 6.9 of the Existing Agreement both provide that the members holding at least twenty-five percent (25%) of the outstanding Units constitutes a quorum of the members.

Section 6.8 of the Proposed Agreement provides that the vote of the members holding at least a majority of the Units represented at a meeting at which a quorum is present will be the act of the members on all votes and matters that are presented to the members. Section 6.10 of the Existing Agreement contains the same voting requirement for the members except for the matters specified in Sections 5.1, 5.2, 5.3(b), 5.8, 8.1, 9.3(e), 10.1 and 10.8 of the Existing Agreement. The Existing Agreement varies on the voting requirements for the matters listed in

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those sections, ranging from a majority of the outstanding Units, to seventy-five percent of the outstanding Units, and up to the unanimous vote of the outstanding Units. The matters specified in those sections include the following:
•	any action that would cause a voluntary bankruptcy of the Lincolnway Energy;

•	the merger of Lincolnway Energy;

•	the disposition of all or substantially all of the property of Lincolnway Energy;

•	the issuance of Units for less than $500 per Unit;

•	the issuance of more than 45,608 Units; and

•	the dissolution of Lincolnway Energy.
The above matters could therefore be approved under the Proposed Agreement by a lower vote of the members than is required under the Existing Agreement.

The Directors do not, however, believe that lowering the necessary voting requirements for the members with respect to any of those matters is adverse to the members as a whole or to Lincolnway Energy. The Directors also believe that the quorum and voting requirements established by the Proposed Agreement are not unusual for an entity with as many members as Lincolnway Energy. The lowering of the voting requirement also has the potential advantage of making it more difficult for a group of members attempting to block the vote on a matter by simply not attending the meeting at which the matter is to be voted upon. The Directors also do not believe it is prudent to have any matter subject to the unanimous vote of the members or to the members holding seventy-five percent of the outstanding Units because it places too much control in a small number of members. (See Sections 2(e)(1) and 2(e)(5) below.)

Section 4.15 of the Proposed Agreement also amends the Existing Agreement by providing that some matters no longer need to be submitted to the members (including the issuance of Units for less than $500 per Unit or the issuance of more than 45,608 Units).

The matters which are no longer required to be submitted to the members under the Proposed Agreement are matters that are more commonly within the authority of the governing board of an entity such as Lincolnway Energy, and some of those matters also pertain to decisions which at times need to be able to be made on a relatively timely basis, such as the issuance of additional Units. The Directors believe that the need to submit those matters to the members, and in particular given the filing requirements under the Securities Exchange Act of

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1934, could perhaps at times make it difficult for Lincolnway Energy to act on a timely basis. (See Section 2(e)(5) below.)

(f)	Section 6.8 of the Proposed Agreement grants the Directors the authority to make certain limited amendments to the articles of organization and the operating agreement of Lincolnway Energy without member approval. As indicated, the authority is limited. For example, no amendment may be adopted pursuant to Section 6.8 of the Proposed Agreement unless it is not materially adverse to Lincolnway Energy and the members as a whole, does not materially affect the distribution and allocation provisions and does not change Lincolnway Energy’s status as a limited liability company or as a partnership for tax purposes. The Directors believe the authority is reasonably limited and provides Lincolnway Energy with the flexibility to effectuate non-material amendments to its governing documents on a timely basis and without the costs associated with pursuing a member vote, including the required filings under the Securities Exchange Act of 1934. (See Section 2(f)(4) below.)

(g)	Section 5.7 of the Proposed Agreement continues the concept from Section 6.16 of the Existing Agreement that no person may own more than forty-nine percent of the outstanding Units. The Proposed Agreement does, however, amend the Existing Agreement by narrowing and clarifying what types of “indirect” ownership will be included in making the determination of whether a person is violating the ownership limitation. The Proposed Agreement does so primarily by defining the term “control” for this purpose and by limiting the third persons whose ownership of Units will be aggregated with those of a member to the member’s spouse, parents, minor children and entities of which those persons own at least ten percent of the ownership interests of the entity. Section 5.7 of the Proposed Agreement also clarifies that a member will not be deemed to violate the 49% ownership restriction if the person goes over that percentage because of Lincolnway Energy’s redemption of Units. (See Section 2(f)(9) below.)

(h)	Section 6.12 of the Existing Agreement provides for the loss of a member’s voting rights if there is a termination of the membership of the member under any term of the Iowa LLC Act. The Proposed Agreement does not include a similar term because the Directors do not believe it provides any material benefits to Lincolnway Energy. (See Section 2(f)(5) below.)

(i)	Article 9 of the Proposed Agreement, regarding transfers of Units, follows the same concepts and general approach of Section 9 of the Existing Agreement regarding transfers of Units, except as follows:
•	Section 9.1 of the Proposed Agreement provides that all transfers of Units must be approved by the Directors (as is the case under the Existing Agreement), and must comply with a Unit Assignment Policy adopted by the Directors. The Unit Assignment Policy may include policies and procedures which can be adopted by the

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Directors for any reasonable purpose. The current Unit Assignment Policy is consistent with the various conditions precedent to transfer which are included in Section 9.3 of the Existing Agreement, but the Proposed Agreement is potentially broader than the Existing Agreement because it gives the Directors the authority to adopt other policies and procedures for any reasonable purpose, as determined by the Directors. The Directors believe that authority is reasonable, however, because any policy and procedure must have a reasonable purpose and because this approach gives Lincolnway Energy the flexibility to be able to respond to any changes in the regulations which are applicable to Lincolnway Energy, such as the publicly traded partnership rules, without the need to call a meeting of the members to amend the operating agreement for that purpose. (See Section 2(i) below.)

•	Section 9.6 of the Proposed Agreement is a new provision which permits a member to offer any or all the member’s Units to Lincolnway Energy at a per Unit price which is the average sales price for Units sold pursuant to Lincolnway Energy’s Unit Matching Service during the prior calendar quarter, less 20% of that amount. Lincolnway Energy is not required to buy any Units which are offered to it by any member, and an offer will be deemed to be invalid if there was not at least two sales of Units pursuant to the Unit Matching Service during the applicable calendar quarter. The repurchase provision is intended to comply with the publicly traded partnership rules and to provide the members with another potential means of liquidity for Units. (See Section 2(i) below.)

•	Section 9.1 of the Proposed Agreement clarifies the Existing Agreement to the effect that a pledge of Units is an assignment and subject to Director approval and the other terms and conditions of the Proposed Agreement. (See Section 2(i) below.)
2.	Proposed Agreement.

The Proposed Agreement amends and restates the Existing Agreement, and will replace the Existing Agreement effective as of the filing of the Proposed Articles with the Iowa Secretary of State. The Proposed Agreement and the Proposed Articles are interrelated documents, so the approval and effectiveness of the Proposed Agreement is conditioned upon the members’ approval of the Proposed Articles.

The following paragraphs compare the Existing Agreement and the Proposed Agreement, and discuss the material amendments which are included in the Proposed Agreement.
(a)	Section 1 of the Existing Agreement.

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(1)	Sections 1.1, 1.2, 1.4, 1.5, 1.6, 1.7 and 1.8 of the Existing Agreement are not included in the Proposed Agreement because they are not material or necessary terms for an operating agreement. Some of the matters addressed in those sections are also otherwise addressed in the Proposed Articles or the Iowa LLC Act. The information in Sections 1.4 and 1.6 can also change, which can lead to the operating agreement becoming out-of-date.

(2)	The concepts of Section 1.3 of the Existing Agreement are continued in Article 2 and Section 4.1 of the Proposed Agreement.

(3)	The concepts of Section 1.9 of the Existing Agreement are continued in Sections 4.1(a), 4.1(g), 4.7 and 5.2 of the Proposed Agreement. Section 1.9 of the Existing Agreement specifically permits a member or Director to engage in activities which are competitive with Lincolnway Energy. Sections 4.7 and 5.2 of the Proposed Agreement do not, however, either expressly permit or prohibit competitive activity. The Directors determined that the Proposed Agreement at least should not approve in general all forms of competitive activity by members and Directors because some forms of competitive activity may be inconsistent with duties owed to Lincolnway Energy by its members or Directors. The Proposed Agreement also does not include the language from Section 1.9 of the Existing Agreement which provides that Lincolnway Energy can have transactions with a member only if the transaction is on terms and conditions which are no less favorable to Lincolnway Energy than if the transaction had been made with an independent third party. The referenced language is not included in the Proposed Agreement because it will be very difficult to know if the standard set out in that language is ever met, and also because Section 490A.708 of the Iowa LLC Act establishes processes and procedures that are to be followed in connection with approving transactions in which any Director has a direct or indirect interest.

(4)	Many of the defined terms in Section 1.10 of the Existing Agreement are not included in the Proposed Agreement because they are (i) not necessary for an operating agreement, (ii) are sufficiently addressed in other sections of the Proposed Agreement or applicable tax or other laws, (iii) relate to concepts which are not included in the Proposed Agreement; or (iv) no longer applicable to Lincolnway Energy given its current management structure and the fact that its ethanol plant is in operation. The definitions in those categories include those set out in subparagraphs (b), (c), (i), (j), (m), (n), (o), (q), (r), (s), (t), (v), (x), (y), (z), (aa), (dd), (ee), (ff), (gg), (hh), (ii), (jj), (kk), (ll), (oo), (ss), (tt), (uu), (vv), (xx), (yy), (zz), (aaa) and (bbb) of Section 1.10 of the Existing Agreement. For example, the terms “Class A Directors”, “Class B Directors”, “Facilities” and “Financing

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Closing” are terms that relate to concepts that are no longer applicable to Lincolnway Energy. The defined terms for the Proposed Agreement are set forth primarily in Section 1.1 of the Proposed Agreement.
(b)	Section 2 of the Existing Agreement.
(1)	Section 2.1 of the Existing Agreement is not included in the Proposed Agreement because it is not necessary to an operating agreement that has been amended and restated.

(2)	The concepts of Section 2.2 of the Existing Agreement are included in Sections 7.1 and 9.4 of the Proposed Agreement.

(3)	Section 2.3 of the Existing Agreement is substantively similar to Section 7.2 of the Proposed Agreement.
(c)	Section 3 of the Existing Agreement.

Sections 3.1 through 3.8 of the Existing Agreement are substantively similar to Sections 1.1(b), 1.1(l), 1.1(m), 7.2, 7.4 and 8.1 of the Proposed Agreement. The Directors therefore do not believe there will be any substantive change in any allocations of profits or losses to the members by Lincolnway Energy.

(d)	Section 4 of the Existing Agreement.

Sections 4.1 through 4.3 of the Existing Agreement are substantively similar to Sections 8.2 and 8.3 of the Proposed Agreement. Section 8.2 of the Proposed Agreement does not, however, include the last sentence of Section 4.1 of the Existing Agreement which provides that the Directors “shall endeavor” to provide for distributions “at such times and in such amounts” as will permit the members to timely pay income taxes. The Directors intend to consider that issue, but do not believe it is prudent to include terms in the governing documents of Lincolnway Energy which someone might try to argue suggest that a distribution for payment of taxes is mandatory because business and financial circumstances might dictate otherwise from time to time.

(e)	Section 5 of the Existing Agreement.
(1)	Sections 5.1, 5.2, 5.3 and 5.4 of the Existing Agreement provide for and contemplate two classes of directors for Lincolnway Energy, those being Class A and Class B. The concept of having two classes of directors was developed and incorporated into the Existing Agreement at a time when Lincolnway Energy was considering constructing and operating its ethanol plant through a limited partnership, with Lincolnway Energy to serve as the general partner of that limited partnership. Lincolnway Energy did not take that approach, so the concept of two classes of directors and the

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related discussions or references to the limited partnership that are included in Sections 5.1 through 5.4 of the Existing Agreement are not included in the Proposed Agreement.

Section 4.2 of the Proposed Agreement instead provides for a range of Directors of not less than seven or more than thirteen, and with the Directors being divided into three classes based on their term of office. The term of office for each class of the Directors is three years. Those provisions are consistent with the Existing Agreement, but the processes and timing set forth in Sections 5.2 and 5.3 of the Existing Agreement for reaching the current Director structure were not followed. For example, the initial fifteen Directors were to serve until no later than ninety days after the closing of the financing for Lincolnway Energy’s ethanol plant, at which time a special meeting of the members was to be called to elect a minimum of seven and a maximum of thirteen Directors. Those Directors were to serve until the first meeting of the members which was held after substantial completion of the construction of the ethanol plant, and the Directors elected at that meeting were to be divided into three groups, with those groups to be elected to one, two and three year terms so as to start the process of having the Directors broken down into three classes serving three year staggered terms. The processes were not followed, but the intent of those processes was effectively met by the election of the nine current Directors at the March 27, 2006 annual meeting of the members, where three Directors were elected to a one year term, three Directors were elected to a two year term, and three Directors were elected to a three year term.

Section 4.2 of the Proposed Agreement does amend Section 5.2 of the Existing Agreement, however, by providing that the Directors have the right to establish the number of Directors from time to time, and that in the absence of a specific resolution by the Directors, the number of Directors shall be nine. Under Section 5.2 of the Existing Agreement, the members have the authority to increase or decrease the number of Directors or to change from a variable range to a fixed number of Directors or vice versa by a majority vote at any annual or special meeting of the members. The authority to establish the number of Directors is given to the Directors under the Proposed Agreement in order to give Lincolnway Energy more flexibility in establishing the number of Directors, because if that authority is reserved to the members, Lincolnway Energy would need to call a meeting of the members and make all the necessary filings with the Securities and Exchange Commission prior to that meeting.

Section 5.3(b) of the Existing Agreement provides that the Directors may fill a vacancy in any director position for the remainder of the term of that position, other than for vacancies occurring from expiration of the term of office or removal from office. Section 4.10 of the Proposed Agreement

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provides that the Directors may fill any vacancy occurring for any reason in a Director position, including through an increase in the number of Directors or the death, removal or resignation of any Director. The Directors believe this approach provides more flexibility to Lincolnway Energy, and that the members’ ability to ultimately elect and establish the Directors is addressed by the fact that Section 4.10 of the Proposed Agreement also provides that any Director elected by the Directors to fill a vacancy will only serve until the next annual meeting of the members, at which time the members will elect an individual for the remainder of the three year term.

No person has the right to appoint any Director under Section 5.3(c) or Section 5.4 of the Existing Agreement, so those sections are not included the Proposed Agreement.

Section 5.3(b) of the Existing Agreement provides a process whereby a member may nominate a person for election as a Director. The nomination process described in Section 4.3 of the Proposed Agreement is substantively similar to Section 5.3(b) of the Existing Agreement.

Section 4.3 of the Proposed Agreement provides that a nomination petition being submitted by a member must be received by Lincolnway Energy no sooner than the October 1, but not later than the November 30, which precedes the annual meeting in question. Section 5.3(b) of the Existing Agreement provides that the nomination petition must be given to Lincolnway Energy not less than sixty days and no more than ninety days prior to the annual meeting of the members of Lincolnway Energy. The directors believe that the time period provided in the Proposed Agreement is a reasonable time period for that purpose in light of the fact that Lincolnway Energy contemplates holding the annual meeting in January, February, March or April of each year and Lincolnway Energy’s filing requirements under the Securities Exchange Act of 1934.

Section 4.3 of the Proposed Agreement also clarifies that the Directors will have the right to determine the slate, if any, on which a nominee shall be placed for purposes of the vote of the members.

Section 4.3 of the Proposed Agreement also provides that the Directors may, pursuant to agreement with any person, permit the person to designate a nominee or nominees for election as a Director. The current Directors do not contemplate entering into any such agreement except perhaps in the case of a material agreement to Lincolnway Energy. The only such agreement in existence as of the date of this Proxy Statement was an agreement between Lincolnway Energy and Heart of Iowa Cooperative pursuant to which Heart of Iowa Cooperative is given the right to nominate one individual to serve as a Director of Lincolnway

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Energy.

Heart of Iowa Cooperative is also given the right under that agreement to designate an individual who can attend all meetings of the Directors of Lincolnway Energy, but who shall not have any voting or other rights as a director.

(2)	Section 5.5 of the Existing Agreement, regarding committees, is substantively similar to Section 4.13 of the Proposed Agreement, except that Section 4.13 of the Proposed Articles provide that all committee members must be Directors. Section 5.5 of the Existing Agreement allows a committee to include persons who are not Directors, but the Directors believe it is more common for committees to be comprised solely of Directors and that the approach is also more consistent with the committee concept and issues under the Securities Exchange Act of 1934.

(3)	Section 5.6 of the Existing Agreement is substantively similar to Sections 4.1, 4.12 and 4.16 of the Proposed Agreement.

(4)	Section 5.7 of the Existing Agreement is substantively similar to Sections 4.1, 4.12 and 4.14 of the Proposed Agreement.

(5)	Section 5.8(a) of the Existing Agreement provides that the following acts cannot be taken by the Directors without the unanimous consent of the members:
•	causing or permitting Lincolnway Energy to engage in any activity that is not consistent with the purposes of Lincolnway Energy as set forth in Section 1.3 of the Existing Agreement;

•	knowingly doing any act in contravention of the Existing Agreement or which would make it impossible to carry on the ordinary business of Lincolnway Energy, except as otherwise provided in the Existing Agreement;

•	possessing Lincolnway Energy property, or assigning rights in specific Lincolnway Energy property, for other than a Lincolnway Energy purpose; or

•	causing Lincolnway Energy to voluntarily take any action that would cause a bankruptcy of Lincolnway Energy.
Section 8.1 of the Existing Agreement provides that the Existing Agreement cannot be amended without the consent of each member adversely affected if such amendment would modify the limited liability of a member or alter the economic interest of the member. The Directors

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do not believe that Section 8.1 is implicated by or applicable to the Proposed Agreement.

Neither Section 5.8(a) nor the referenced language from Section 8.1 of the Existing Agreement is included in the Proposed Agreement because the Directors do not believe it is prudent for any action to require the unanimous consent of the members or of one or more specific members, given that it would provide any single member with, in effect, a “veto” right with respect to the action in question.

Section 4.15 of the Proposed Agreement sets forth what is intended to be an exclusive list of the matters that need to be presented to the vote of the members. The first three matters noted above from Section 5.8(a) of the Existing Agreement are not included in Section 4.15 of the Proposed Agreement because the Directors do not have the authority to take those actions in any event. Section 4.15 of the Proposed Agreement does not include the term from Section 5.8(a) of the Existing Agreement which prohibits Lincolnway Energy from voluntarily taking any action that would cause a bankruptcy of Lincolnway Energy because, under some circumstances, Lincolnway Energy taking the steps necessary to cause a voluntary bankruptcy could, in fact, be in the best interests of Lincolnway Energy, and in that case, Lincolnway Energy will need to be able to take those actions quickly.

Section 5.8(b) of the Existing Articles provides that the Directors may not cause Lincolnway Energy to take any of the following actions without the consent of a majority of the membership voting interests:
•	merging, consolidating, exchanging or otherwise disposing of at one time all or substantially all of the property of Lincolnway Energy, except for a liquidating sale of the property in connection with the dissolution of Lincolnway Energy;

•	confessing a judgment against Lincolnway Energy in an amount in excess of $500,000;

•	issuing Units at a price of less than $500 per Unit;

•	issuing more than an aggregate of 45,608 Units;

•	causing Lincolnway Energy to acquire any equity or debt securities of any Director or any affiliate of any Director, or otherwise making loans to any Director or any affiliate of any Director; and

•	any matter required to be submitted to the vote of the members under the Iowa LLC Act.

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As noted above, Section 4.15 of the Proposed Agreement sets forth what is intended to be an exclusive list of the matters that need to be presented to the members of Lincolnway Energy. The matters noted in the second, third, fourth and fifth subparagraphs in the preceding paragraph are not included in Section 4.15 of the Proposed Agreement because the Directors believe those matters are more commonly left to the business judgment of the governing board of an entity. Those matters include the issuance of Units at a price of less than $500 per Unit or issuing more than an aggregate of 45,608 Units. As noted, those matters are not included in Section 4.15 of the Proposed Agreement because those matters are more commonly left to the business judgment of the governing board of an entity. The Directors also believe that Lincolnway Energy needs to have the flexibility to issue Units at a purchase price, and such number of Units, as the Directors may deem necessary from time to time without the time delays that would otherwise occur if it were necessary to obtain the vote and consent of the members.

As discussed in Section 2(f)(4) below, the Proposed Agreement also amends Section 5.3 of the Existing Agreement by providing that all matters submitted to the members can be decided by the vote of the members holding at least a majority of the Units which are represented at a meeting at which a quorum is present.

(6)	Sections 5.9 and 5.10 of the Existing Agreement are substantively similar to Sections 4.4 and 4.5 of the Proposed Agreement.

(7)	Section 5.11 of the Existing Agreement provides that a quorum of the Directors consists of fifty percent of the Directors, and that the Directors may take action by the vote of a majority of the number of Directors constituting a quorum. Section 4.4 of the Proposed Agreement amends the Existing Agreement in this regard because Section 4.4 provides that a quorum for a meeting of the Directors consists of a majority of the total number of Directors established by the Directors from time to time in accordance with Section 4.2 of the Proposed Agreement, and that the act of a majority of the total number of Directors then in office shall be the act of the Directors with respect to all votes and determinations to be made by the Directors. The Proposed Agreement therefore increases the quorum and voting requirements for the Directors. The Directors believe it is appropriate to increase the quorum and voting requirements for the Directors in order to require that at least a majority of the Directors agree with and approve the decisions of the Directors.

(8)	Section 5.12 of the Existing Agreement is not included in the Proposed Agreement because Section 490A.708 of the Iowa LLC Act provides processes and procedures for voting on and the authorization of any

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transaction in which a Director has a direct or indirect interest. Section 5.12 of the Existing Agreement is also not entirely consistent with Section 490A.708 of the Iowa LLC Act.

(9)	Section 5.13 of the Existing Agreement is not included in the Proposed Agreement because the second sentence of Section 5.13 imposes a difficult and overly broad requirement upon the Directors and because the standards for the performance of the duties and obligations of the Directors are established by the Iowa LLC Act, and in particular Sections 490A.706 and 490A.707 of the Iowa LLC Act.

(10)	Sections 5.14 through Section 5.20 of the Existing Agreement are substantively similar to Sections 4.12 and 4.14 of the Proposed Agreement.

(11)	The concept addressed in the first sentence in Section 5.21 of the Existing Agreement is substantively similar to the concept set forth in Sections 4.6 and 5.1 of the Proposed Agreement.

The language from Section 5. 21 of the Existing Agreement addressing the limitation of the liability of the members, directors and officers of Lincolnway Energy is not included in the Proposed Agreement. As discussed above at Section 2(b)(1) with respect to the Proposed Articles, Article 6 of the Proposed Articles contains language limiting the liability of the Directors which Lincolnway Energy believes is consistent with Section 490A.707 of the Iowa LLC Act.

The language in Section 5.21 of the Proposed Agreement regarding the indemnification of the directors and officers of Lincolnway Energy is substantively similar to Article 11 of the Proposed Agreement. A discussion of the indemnification obligations of Lincolnway Energy is included above at Section 2(b)(2) with respect to the Proposed Articles.

(12)	Section 5.22 of the Existing Agreement, regarding the compensation and reimbursement of expenses of the Directors and officers, is substantively similar to Section 4.11 of the Proposed Agreement.

(13)	Section 5.23 of the Existing Agreement is not included in the Proposed Agreement because the Directors believe that the terms and conditions of any loan by any member or Director to Lincolnway Energy should be able to be established by the Directors on a case by case basis.
(f)	Section 6 of the Existing Agreement.
(1)	Section 6.1 of the Existing Agreement is substantively similar to Section 7.1 of the Proposed Agreement, except that Section 7.1 of the Proposed

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Agreement does not grant the Directors the right to establish different classes of units with such rights as determined by the Directors. The Directors do not believe additional classes of units should be able to be issued without the approval of the members unless the terms of the class of units have already been specified and established.

(2)	Sections 6.2 and 6.3 of the Existing Agreement are substantively similar to Sections 7.1 and 9.4 of the Proposed Agreement, except that the Proposed Agreement does not utilize the two exhibits contemplated by Section 6.2 of the Existing Agreement.

(3)	Section 6.4 of the Existing Agreement is substantively similar to Section 5.6 of the Proposed Agreement.

(4)	Sections 6.5 through 6.11 of the Existing Agreement are substantively similar to Sections 6.1 through 6.9 and Section 6.12 of the Proposed Agreement, except as described below in this paragraph.

Section 6.8 of the Proposed Agreement provides that the affirmative vote of the members holding at least a majority of the issued and outstanding Units represented at a meeting at which a quorum of the members is present shall be the act of the members with respect to all votes of the members. Section 6.7 of the Proposed Agreement provides that a quorum of the members is the members holding at least 25% of the issued and outstanding Units. Section 6.9 of the Existing Agreement provides for the same quorum requirement. Section 6.10 of the Existing Agreement also provides for the same voting requirement unless another requirement is otherwise required by the Existing Agreement. The Existing Agreement provides for higher voting requirements for the members as follows:
•	Section 5.1 provides that any amendment or repeal of Section 5.1 or the adoption of any provision inconsistent with Section 5.1 requires the approval of a majority of the membership voting interests;

•	Section 5.2 provides that the members may increase or decrease the number of Directors or change from a variable range to a fixed number of Directors by majority vote;

•	Section 5.3(b) provides that any amendment or repeal of Section 5.3(b) or the adoption of any provision inconsistent with Section 5.3(b) requires the approval of a majority of the membership voting interests;

•	Section 5.8(a) requires the unanimous consent of the members for the matters specified in Section 5.8(a);

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•	Section 5.8(b) requires the consent of a majority of the membership voting interests for the matters specified in Section 5.8(b);

•	Section 8.1 provides that the Existing Agreement cannot be amended without the consent of each member adversely affected if such amendment would modify the limited liability of a member or alter the membership economic interest of a member;

•	Section 9.3(e) requires the vote of the members holding 75% of the membership voting interests for any transfer of Units which would result in the termination of Lincolnway Energy under certain tax code provisions or affect certain other tax matters;

•	Section 10.1 requires the vote of 75% of the membership voting interests in order to dissolve, wind up and liquidate Lincolnway Energy; and

•	Section 10.8 provides that the Directors may oversee the dissolution and liquidation of Lincolnway Energy with the consent of a majority in interest of the members.
As indicated, Section 6.8 of the Proposed Agreement provides that the affirmative vote of the members holding at least a majority of the issued and outstanding Units represented at a meeting at which a quorum of the members is present will be the act of the members with respect to all matters. The Proposed Agreement therefore will allow the types of matters referenced in the preceding paragraph to be approved by a lower vote of the members than is currently required under the Existing Agreement. The Directors do not, however, believe that lowering the necessary voting requirements for the members is adverse to the members as a whole or to Lincolnway Energy. The Directors also believe that the quorum and voting requirements established by the Proposed Agreement are not unusual for an entity with as many members as Lincolnway Energy. The lowering of the voting requirement also has the potential advantage of making it more difficult for a group of members to attempt to block the vote on a matter simply by not attending the meeting at which the matter is to be voted upon, which is perhaps more of a possibility with respect to the matters specified in the Existing Agreement as requiring the unanimous vote of the members or the members holding seventy-five percent of the outstanding Units. The Directors also do not believe it is prudent to have any action require the consent of one or more specific members or the unanimous vote of the members or of the members holding seventy-five percent of the outstanding Units because it places too much control in a small number of members.

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Section 6.8 of the Proposed Agreement also provides that certain amendments can be made to the Proposed Articles and the Proposed Agreement without the vote, consent or approval of the members. The types of amendments are limited, however, to the following:
•	changing the name of Lincolnway Energy;

•	curing or correcting any ambiguity, or correcting or supplementing any incorrect, erroneous or inconsistent provisions or adding any provisions which will not be inconsistent with the terms of the Proposed Articles or the Proposed Agreement;

•	deleting any provision of, adding any provision to, or amending or modifying any provision of the Proposed Articles or the Proposed Agreement as required or suggested by any governmental or regulatory authority, including any securities or tax authority;

•	attempting to ensure that Lincolnway Energy is not taxed as a corporation;

•	effecting the intent of the distributions and/or allocations set forth in the Proposed Agreement to the maximum extent possible in the event of a change in applicable laws affecting such distributions and/or allocations;

•	qualifying or maintaining the qualification of Lincolnway Energy as a limited liability company in any jurisdiction;

•	addressing or responding to any new or any change or changes in the Iowa LLC Act and/or applicable tax or other laws, rules, regulations, orders, interpretive notices or otherwise; and

•	reflecting the admission or withdrawal of any members.
The Directors do not believe that any of those types of amendments would be materially adverse to the members, and allowing the Directors the ability to amend the Proposed Articles and the Proposed Agreement with respect to those types of matters without the vote of the members provides Lincolnway Energy with flexibility to attend to those types of amendments without the time and costs that are incurred in calling and holding a member meeting, including the filings under the Securities Exchange Act of 1934. The Directors also believe that the possible effects of any of those amendments are further limited because Section 6.8 of the Proposed Agreement also provides that no addition, deletion, amendment, restatement or other modification may be made to the Proposed Articles or

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the Proposed Agreement pursuant to that provision unless the adoption is not materially adverse to the interests of Lincolnway Energy and the members as a whole; does not materially affect the affect the distributions or allocations provided for in the Proposed Agreement; and does not change the status of Lincolnway Energy as a limited liability company or as a partnership for tax purposes.

Section 6.9 of the Proposed Agreement sets forth additional terms defining and setting forth the use of written ballots for obtaining the vote of the members. Section 6.9 of the Existing Agreement currently only makes reference to the fact that voting by “mail ballot” shall be permitted on any matter if authorized by the Directors. The Directors believe the processes and procedures regarding the use of ballots set forth in Section 6.9 of the Proposed Agreement are reasonable. The processes include the right for a member to revoke or withdraw any written ballot the member may have returned to Lincolnway Energy before the meeting by notifying the chairperson or the secretary of the meeting at any time prior to the taking of a vote on the matters in question at the member meeting in question. In that case the member will be provided with another written ballot at the meeting for purposes of voting on those matters. Section 6.9 of the Proposed Agreement also provides that no proposals may be made by any member or any Director from the floor at any meeting of the members with respect to any matter which was presented to the members by written ballot pursuant to Section 6.9. The latter provision is necessary because some members may elect to not attend the meeting in question if the member has already submitted a written ballot for purposes of voting at the meeting.

(5)	Section 6.12 of the Existing Agreement provides that the membership of a member in Lincolnway Energy will terminate upon the occurrence of the events described in the Iowa LLC Act, including withdrawal, and that if the membership of a member is terminated, the member loses all voting rights and will be considered as only having the rights of an assignee of the economic interests attributable to the member’s Units. Section 5.5 of the Proposed Agreement amends Section 6.12 of the Existing Agreement, and provides that no occurrence terminates a member other than the member’s assignment of all of the member’s Units in accordance with the Proposed Agreement. Section 6.12 is not included in the Proposed Agreement because the Directors do not believe it provides any material benefits or protections to Lincolnway Energy and because it would be very difficult for Lincolnway Energy to monitor and effectively enforce the provisions of Section 6.12 of the Existing Agreement. Section 490A.712 of the Iowa LLC Act provides various circumstances in which a person will cease to be a member of a limited liability company unless otherwise provided in the operating agreement of the limited liability company. For example, Section 490A.712 of the Iowa LLC Act provides

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that the membership of a member terminates if a member makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, has been adjudged bankrupt or insolvent, dies or becomes incompetent, and, if the member is an entity, the dissolution of the entity. The reference to a member withdrawing from Lincolnway Energy in Section 6.12 of the Existing Agreement is also inconsistent with Section 6.14 of the Existing Agreement, and it is not the intent of the Existing Agreement that any member have the right to voluntarily resign or withdraw from Lincolnway Energy.

(6)	Section 6.13 of the Existing Agreement is not included in the Proposed Agreement because it is not necessary for an operating agreement.

(7)	Section 6.14 of the Existing Agreement is substantively similar to Sections 5.5 and 7.3 of the Proposed Agreement.

(8)	Section 6.15 of the Existing Agreement is not included in the Proposed Agreement because it is potentially inconsistent with the Iowa LLC Act.

(9)	Section 6.16 of the Existing Agreement is substantively similar to Section 5.7 of the Proposed Agreement, except as follows:
•	Section 6.16 of the Existing Agreement provides that the forty-nine percent ownership limitation applies to Units which are owned or controlled, directly or indirectly, by a member, and provides that Units under the indirect ownership or control of a member will include any Units which are owned or controlled by the member’s “Related Parties”, “Subsidiaries” and “Affiliates”. Those terms are defined at Section 1.10, subparagraphs (c), (rr) and (tt), of the Existing Agreement. The three terms are very broad in scope. For example, the term “Related Parties” includes the cousins of the member and of the member’s spouse and the lineal ancestors and descendents of those cousins. The Proposed Agreement limits the potential categories of persons for this concept to the spouse, parents and minor children of the member, and entities of which any of those persons own at least ten percent of the ownership interests of the entity. The Directors believe those categories of individuals and entities are a more reasonable scope for purposes of the concept attempting to be addressed in Section 5.7 of the Proposed Agreement, and provides for a greater possibility that Lincolnway Energy will be able to effectively monitor the requirement.

•	Section 6.16 of the Existing Agreement also includes the concept that no member shall directly or indirectly control more than forty-nine percent of the outstanding Units. Section 5.7 of the Proposed

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Agreement includes the same “control” concept, but attempts to provide some clarity to that concept by defining the term “control” to mean the right or ability to vote or direct the vote of any Units, whether pursuant to a proxy, a voting agreement, a voting trust or otherwise

•	Section 5.7 of the Proposed Agreement also clarifies that a member will not be deemed to violate the forty-nine percent ownership restriction if the person goes over that percentage because of Lincolnway Energy’s redemption or purchase of Units.
The Directors believe that the amendments effected by Section 5.7 of the Proposed Agreement are still consistent with what the Directors understand to be the general intent and purpose behind Section 6.16 of the Existing Agreement, that being preventing any one person or group of persons from obtaining ownership or voting control of Lincolnway Energy.
(g)	Section 7 of the Existing Agreement.
(1)	Sections 7.1 and 7.2 of the Existing Agreement are substantively similar to Sections 1.1(l), 1.1(m) and 5.3 of the Proposed Agreement, except that:
•	Sections 1.1(l) and 1.1(m) of the Proposed Agreement allow the Directors to determine whether Lincolnway Energy shall utilize the cash or accrual method of accounting, whereas Section 7.1 of the Existing Agreement provides that Lincolnway Energy shall use the accrual method of accounting; and

•	Section 5.3 of the Proposed Agreement is consistent with Section 490A.709 of the Iowa LLC Act.
Sections 1.1(l) and 1.1(m) of the Proposed Agreement provide Lincolnway Energy with the flexibility for the Directors to be able to make a determination on some financial and accounting matters without the need to amend the Proposed Agreement.

The Directors believe that the recordkeeping requirements imposed by Section 490A.709 of the Iowa LLC Act and which are included in Section 5.3 of the Proposed Agreement are substantively similar to the books and records referenced in Section 7.1 of the Existing Agreement, except perhaps that Section 7.1 of the Existing Agreement also requires Lincolnway Energy to maintain copies of the financial statements of Lincolnway Energy for the six most recent fiscal years. The Directors do not believe that provision is necessary to the Proposed Agreement, however, given that Lincolnway Energy is a reporting company under the

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Securities Exchange Act of 1934, the requirements of which include the public filing of various reports which include the financial statements of Lincolnway Energy.

(2)	Section 7.3 of the Existing Agreement is not included in the Proposed Agreement primarily because Lincolnway Energy is subject to the Securities Exchange Act of 1934 and is required to provide reports and financial statements to its members in accordance with the Securities Exchange Act of 1934.

(3)	Section 7.4 of the Existing Agreement is substantively similar to Sections 8.6 and 8.7 of the Proposed Agreement. The Proposed Agreement does not, however, include the statement from Section 7.4 of the Existing Agreement that necessary tax information will be delivered to each member not later than three months after the end of each fiscal year. Lincolnway Energy will endeavor to provide all necessary tax information to its members as soon as is reasonably practicable, but circumstances outside of Lincolnway Energy’s control could give rise to a situation in which Lincolnway Energy is not able to provide the necessary tax information within three months after the end of a fiscal year.
(h)	Section 8 of the Existing Agreement.

Section 8.1 of the Existing Agreement is not included in the Proposed Agreement. Section 8.1 of the Existing Agreement addresses a method for members to make proposals for amendments to the Existing Agreement. Section 8.1 is not included in the Proposed Agreement because Lincolnway Energy is subject to the Securities Exchange Act of 1934, and the Securities Exchange Act of 1934 provides methods and procedures for members to make proposals for submission to a vote of the members. See also Section 2(e)(5) above with respect to the last sentence in Section 8.1 of the Existing Agreement.

(i)	Section 9 of the Existing Agreement.

Section 9 of the Existing Agreement addresses transfers of Units by any member and, in general, requires the consent of the Directors for any pledge of any Units and for any sale, transfer, assignment or other disposition of any Units, and also establishes various other conditions precedent to any pledge, sale, transfer, assignment or other disposition of any Units. Section 9 of the Existing Agreement also addresses the admission of additional members to Lincolnway Energy.

Article 9 of the Proposed Agreement is substantively similar to Section 9 of the Existing Agreement, except as follows:
•	Section 9.2 of the Existing Agreement makes a distinction between

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transfers made prior to substantial operations of Lincolnway Energy’s facilities, and those made after the date on which substantial operations of Lincolnway Energy’s facilities commences. Given that Lincolnway Energy has commenced production at its ethanol plant, the distinction is not continued in the Proposed Agreement.

•	Section 9.1 of the Proposed Agreement provides that no assignment of any Units may be made except with the prior approval of the Directors and in compliance and accordance with all such policies and procedures as may be adopted from time to time by the Directors, and that the Directors may adopt and implement those policies and procedures for any reasonable purpose, as determined by the Directors. Sections 9.2 and 9.3 of the Existing Agreement contemplate that the only processes and procedures and conditions precedent to any assignment are those specified in Sections 9.2 and 9.3 of the Existing Agreement. Section 9.1 of the Proposed Agreement is, therefore, potentially broader than the Existing Agreement given that it authorizes the Directors to establish processes and procedures for any “reasonable purpose”.

Section 9.1 of the Proposed Agreement also provides, however, that a reasonable purpose includes prohibiting, restricting, limiting or placing conditions on any assignments which would or might reasonably be determined to:
o	Violate or cause Lincolnway Energy to violate or to otherwise be in noncompliance with any applicable law, rule, regulation or order, including any foreign, federal, state or local securities law, rule, regulation or order;

o	Cause Lincolnway Energy to be taxed as a corporation for tax purposes, including by reason of Section 7704 of the Internal Revenue Code;

o	Result in the termination of Lincolnway Energy or Lincolnway Energy’s tax year for tax purposes, including under Section 708 of the Internal Revenue Code, or cause the application to Lincolnway Energy of Sections 168(g)(1)(b) or 168(h) of the Internal Revenue Code or similar or analogous rules; or

o	Require Lincolnway Energy to become licensed, registered or regulated as an investment company, a broker-dealer or any other form of regulated entity under any applicable foreign, federal, state or local law, rule, regulation or order.
All of the above listed examples are consistent with the conditions precedent set forth in Section 9.3 of the Existing Agreement.

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The Directors’ proposed processes and procedures are set forth in the Unit Assignment Policy which is attached to this Proxy Statement as Exhibit “E”. The Unit Assignment Policy is patterned upon the examples set forth in the previous paragraph, and also recognizes the Unit Matching Service which is currently made available on Lincolnway Energy’s website and the repurchase provision which is included in Section 9.6 of the Proposed Agreement.

The Directors believe that the limitation that any policies and procedures established by the Directors must be for a reasonable purpose is a sufficient limitation on the Directors’ authority, but grants Lincolnway Energy the flexibility needed to address changes that might occur in applicable statutory and regulatory requirements, such as may occur under the publicly traded partnership rules from time to time.

•	Section 9.3(e) of the Existing Agreement provides that the Directors may not approve a transfer of Units which would result in the termination of Lincolnway Energy under Section 708 of the Internal Revenue Code or cause the application of other specified sections of the Internal Revenue Code unless approved by the Directors and the members representing an aggregate of 75% of the membership voting interests. The Proposed Agreement does not require the vote of the members with respect to that issue.

Section 9.3(e) of the Existing Agreement also sets forth a procedure to be followed by the assignor and the assignee in a proposed assignment of any Units if the assignment would cause a termination of Lincolnway Energy for tax purposes under Section 708 of the Internal Revenue Code. The referenced procedure is not included in the Proposed Agreement because the Directors believe that the assignor and the assignee in any assignment should have the right and ability to address those matters pursuant to their own agreement.

•	Section 9.3(f) of the Existing Agreement provides that no member may transfer any Units after a dissolution event has occurred. A similar provision is not included in the Proposed Agreement because the Directors do not believe it is a necessary provision from the perspective of Lincolnway Energy, and because a member should have the option to at least be able to attempt to transfer the member’s Units upon any dissolution of Lincolnway Energy if the member determines that is in the member’s best interest and the transfer otherwise complies with the Proposed Agreement.

•	Sections 9.5 and 9.6 of the Existing Agreement are not included in the Proposed Agreement. Section 9.5 of the Existing Agreement has not been

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included because it is not a necessary provision to an operating agreement, and Section 9.6 of the Existing Agreement has not been included because portions of Section 9.6 are duplicative of other provisions in Section 9 of the Existing Agreement.

Section 9.6 of the Existing Agreement also provides that the members will determine whether or not Lincolnway Energy will elect pursuant to Section 754 of the Internal Revenue Code to adjust the basis of the assets of Lincolnway Energy in the event of a transfer of any Units. Section 8.6 of the Proposed Agreement provides that the Directors shall have the right to make that determination. The Directors believe that is the more common approach.

•	Sections 9.7 and 9.8 of the Existing Agreement are substantively similar to Sections 9.1 and 9.2 of the Proposed Agreement. A possible exception is that Section 9.1 of the Proposed Agreement provides that an assignment of a Unit does not release the assignor from any debts, liabilities or obligations of the assignor to Lincolnway Energy, whereas Section 9.8 of the Existing Agreement provides that certain obligations of an assignor may be released in certain circumstances. The Directors do not believe there is a reasonable basis for releasing any member from any obligations the member owes to Lincolnway Energy merely by reason of the fact the member assigned the member’s Units to another person.

•	Section 9.9(a) of the Existing Agreement is not included in the Proposed Agreement because the Directors believe the issue addressed in that paragraph can be managed by the Directors by virtue of the fact that all assignments of Units must be approved by the Directors. Section 9.9(b) of the Existing Agreement is substantively similar to Section 3.1 of the Proposed Agreement.

•	Section 9.10 of the Existing Agreement addresses allocations between the assignor and the assignee of a Unit. Section 9.5 of the Proposed Agreement is substantively similar to those provisions from Section 9.10 of the Existing Agreement.

Section 9.10 of the Existing Agreement also provides that all assignments will be effective not later than the end of the calendar month during which Lincolnway Energy is given notice of a proposed transfer, except that if Lincolnway Energy is given notice of a transfer at least ten business days prior to the transfer, Lincolnway Energy will recognize the transfer as of the date of the transfer. Section 9.1 of the Proposed Agreement provides that an assignment which is approved by the Directors will be effective for all purposes as of the date determined by the Directors, but that the date must be within 32 days of the date of the approval of the assignment by the Directors. Section 9.2 of the Proposed Agreement takes the same

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general approach with respect to an assignee of a Unit becoming a substitute member. The Proposed Agreement takes this approach so as to assure that the Directors are able to establish a uniform effective date for all assignments that occur during any given calendar month. A uniform effective date for transfers is preferred for bookkeeping and tax records. Section 9.1 of the Proposed Agreement also clarifies that the Directors are not obligated to consider or act on any proposed assignment until the next regularly scheduled meeting of the Directors which follows the date Lincolnway Energy receives a completed and executed unit assignment application.

•	Section 9.11 of the Existing Agreement is substantively similar to Section 9.4 of the Proposed Agreement.

•	Section 9.6 of the Proposed Agreement is a new provision which provides for possible repurchases of Units by Lincolnway Energy. A similar provision is not included in the Existing Agreement. Section 9.6 has been included in the Proposed Agreement to attempt to provide another possible means of liquidity to the members for Units of Lincolnway Energy.

Section 9.6 provides, in general, that a member may at any time, but has no obligation to, tender any or all of the members’ Units to Lincolnway Energy by providing written notice to Lincolnway Energy. Lincolnway Energy will then have the right and option, but will not be obligated, to purchase the Units at any time within forty-five days after the date on which Lincolnway Energy receives the member’s written notice. If Lincolnway Energy elects to purchase the Units, the closing will occur on a date specified by Lincolnway Energy, but the closing date must be at least sixty calendar days after, and cannot be more than ninety calendar days after, the date on which Lincolnway Energy received the member’s written notice. The per Unit purchase price for the Units will be the average sales price for Units sold pursuant to Lincolnway Energy’s unit matching service during the calendar quarter last ended before the date on which Lincolnway Energy received the member’s written notice, less 20% of that average sales price. By way of example only, if during the applicable quarter two Units were sold pursuant to Lincolnway Energy’s unit matching service for a total of $1,000, and two other Units were sold for a total of $1,500, the average sales price would be $625 [i.e., $2,500 ÷ 4], and the per Unit purchase price for purposes of Section 9.6 of the Proposed Agreement would be $500 [i.e., $625 —
($625 x .20)].

The purchase price will be paid by Lincolnway Energy in full on the closing date. Any written notice given by a member pursuant to Section 9.6 of the Proposed Agreement will be deemed to be of no force or effect, however, if there was not at least two sales of Units pursuant to Lincolnway Energy’s unit matching service which closed during the

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applicable calendar quarter.

Section 9.6 of the Proposed Agreement is intended to constitute a redemption or repurchase agreement under Section 1.7704-1(f) of the Treasury Regulations. Given that fact, Lincolnway Energy will in all events need to decline to purchase Units pursuant to Section 9.6 of the Proposed Agreement once ten percent of the outstanding Units have been assigned during any given taxable year. As noted above, however, Lincolnway Energy has no obligation to purchase any Units which may be tendered under Section 9.6 of the Proposed Agreement, and Lincolnway Energy can decline to purchase any Units, for any reason or for no reason.
(j)	Section 10 of the Existing Agreement.
(1)	Section 10.1 of the Existing Agreement provides that Lincolnway Energy will be dissolved upon either the entry of a decree of judicial dissolution under the Iowa LLC Act or upon the vote of 75% of the membership voting interests. Section 10.1 of the Proposed Agreement has similar concepts, but recognizes the two events which are currently prescribed as causing a dissolution of a limited liability company under the Iowa LLC Act, and provides that the vote of the members necessary to approve the dissolution of Lincolnway Energy is the vote of the members holding at least a majority of the Units which are represented at a meeting at which a quorum is present. Section 10.1 of the Proposed Agreement will therefore allow the dissolution of Lincolnway Energy by a lower vote of the members than is now required under Section 10.1 of the Existing Agreement. The Directors do not, however, believe that lowering the necessary voting requirements for the dissolution of Lincolnway Energy is adverse to the members as a whole or to Lincolnway Energy. The Directors also believe that the quorum and voting requirements established by the Proposed Agreement are not unusual for an entity with as many members as Lincolnway Energy. The lowering of the voting requirement also has the potential advantage of making it more difficult for a group of members to attempt to block the vote on the dissolution of Lincolnway Energy by not attending the meeting at which the matter is to be voted upon, which is perhaps more of a possibility where the necessary vote is the members holding seventy-five percent of the outstanding Units. The Directors also do not believe it is prudent to have any matter subject to the vote of the members holding seventy-five percent of the outstanding Units because it places too much control in a small number of members.

(2)	Section 10.2 of the Existing Agreement is substantively similar to Sections 10.2 and 10.4 of the Proposed Agreement, except that the Proposed Agreement does not utilize the “Liquidator” concept that is included in Section 10.2 of the Existing Agreement. Section 10.4 of the Proposed Agreement provides that the dissolution and winding up of Lincolnway

33

Energy will be conducted by the Directors and the officers of Lincolnway Energy, which the Directors believe is a normal procedure where an entity is being dissolved other than pursuant to any bankruptcy or insolvency procedures.

(3)	Sections 10.3, 10.4, 10.6 and 10.7 of the Existing Agreement are either sufficiently addressed by various other sections in the Proposed Agreement or are otherwise within the authority granted to the Directors under the Proposed Agreement or mandated by applicable tax laws or regulations.

(4)	Section 10.5 of the Existing Agreement is substantively similar to Section 10.4 of the Proposed Agreement.

(5)	Section 10.8 of the Existing Agreement provides for the appointment of a “Liquidator” by the members, who or which is to oversee any liquidation of Lincolnway Energy. Section 10.4 of the Proposed Agreement does not follow that approach, and instead provides that the liquidation of Lincolnway Energy will be conducted by the Directors and officers of Lincolnway Energy.

(6)	The concept addressed in Section 10.9 of the Existing Agreement is similarly addressed in Section 10.4 of the Proposed Agreement.
(k)	Section 11 of the Existing Agreement – Miscellaneous.

Section 11 of the Existing Agreement is substantively similar to Article 12 of the Proposed Agreement, with the possible exception of Sections 12.3 and 12.14 of the Proposed Agreement. Section 12.3 of the Proposed Agreement provides for a waiver of any partition rights a member may have, and Section 12.14 of the Proposed Agreement provides for the non-exclusive jurisdiction of any court sitting in Des Moines, Iowa in any action arising out of or related to the Proposed Agreement.
MEMBER PROPOSALS FOR 2007 ANNUAL MEETING
Lincolnway Energy anticipates holding the annual meeting of members in January, February, March or April of each year. Lincolnway Energy held the annual meeting of its members for 2006 on March 27, 2006. Lincolnway Energy currently anticipates holding the annual meeting of Lincolnway Energy’s members for 2007 on April 3, 2007.
Based upon that proposed date, in order for a proposal of any member pursuant to the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be presented for inclusion in Lincolnway Energy’s proxy statement and ballot for the annual meeting of members to be held in 2007, the proposal must have been received at Lincolnway Energy’s principal executive office by no later than December 5, 2006. Any such proposal will

34

need to comply with the regulations of the Securities and Exchange Commission regarding the inclusion of member proposals in Lincolnway Energy’s proxy materials.
Any member proposal submitted outside the processes of Rule 14a-8 shall be considered untimely unless received at Lincolnway Energy’s principal executive office by no later than February 1, 2007.
All proposals should be directed to Lincolnway Energy’s principal executive office located at 59511 W. Lincoln Highway, Nevada, Iowa, to the attention of Lincolnway Energy’s chairman. Lincolnway Energy suggests that proposals be sent by certified mail, return receipt requested, or by another means which permits proof of the date of delivery.

By order of the Directors,
/s/ Timothy Fevold
Timothy Fevold, Secretary

Nevada, Iowa
January 8, 2007

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EXHIBIT A
EXISTING ARTICLES OF ORGANIZATION

ARTICLES OF ORGANIZATION
OF
LINCOLNWAY ENERGY, LLC
     Pursuant to Section 301 of the Iowa Limited Liability Company Act, the undersigned forms the limited liability company by adopting the following Articles of Organization for the limited liability company:
ARTICLE I
     The name of this limited liability company is Lincolnway Energy, LLC (the “Company”).
ARTICLE II
     The street address of the initial registered office of the Company in the State of Iowa is 666 Grand Ave., Suite 2000, Des Moines, IA 50309, and the name of its initial registered agent at such address is William E. Hanigan.
ARTICLE III
     The street address of the principal office of the Company in the State of Iowa is 20408 620th Avenue, Nevada, IA 50201.
ARTICLE IV
     The duration of the Company shall be perpetual unless dissolved as provided in the operating agreement of the Company.
ARTICLE V
     The management of the Company shall be vested in its managers who shall be selected in the manner described in the Operating Agreement of the Company. The members of the Company are not agents of the Company for the purpose of its business or affairs or otherwise. No manager, member, agent, employee, or any other person shall have any power or authority to bind the Company in any way except as may be expressly authorized by the Operating Agreement of the Company or unless authorized to do so by the managers of the Company.
ARTICLE VI
     Section 6.1. A manager of this Company or a member with whom management of the

Company is vested shall not be personally liable to the Company or its members for monetary damages for breach of fiduciary duty as a manager, except for liability (i) for any breach of the manager or members duty of loyalty to the Company or its members, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (iii) for a transaction from which the manager or member derived an improper personal benefit or a wrongful distribution in violation of Section 807 of the Iowa Limited Liability Company Act.
     Section 6.2. Each person who is or was a member or manager of the Company (and the heirs, executors, personal representatives, administrators, or successors of such person) who was or is made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a member or manager of the Company or is or was serving at the request of the Company as a member or manager, director, officer, partner, trustee, employee or agent of another limited liability company, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (“Indemnitee”), shall be indemnified and held harmless by the Company to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended. In addition to the indemnification conferred in this Article, the Indemnitee shall also be entitled to have paid directly by the Company the expenses reasonably incurred in defending any such proceeding against such Indemnitee in advance of its final disposition, to the fullest extent authorized by applicable law, as the same exists or may hereafter be amended. The right to indemnification conferred in this Section 6.2 shall be a contract right.
     Section 6.3. The Company may, by action of the manager(s), provide indemnification to such of the officers, employees and agents of the Company to such extent and to such effect as the manager(s) shall determine to be appropriate and authorized by applicable law.
     Section 6.4. The rights and authority conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the articles of organization or operating agreement of the Company, agreement, vote of members or disinterested manager(s), or otherwise.
     Section 6.5. Any repeal or amendment of this Article by the members of the Company shall not adversely affect any right or protection of a member, manager, or officer existing at the time of such repeal or amendment.
Dated     May 13    , 2004.

/s/ Bill Couser
Bill Couser, Organizer

2

EXHIBIT B
PROPOSED ARTICLES OF RESTATEMENT

ARTICLES OF RESTATEMENT
OF
LINCOLNWAY ENERGY, LLC
TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:
     Pursuant to Section 490A.1102 of the Iowa Limited Liability Company Act, Lincolnway Energy, LLC, an Iowa limited liability company, adopts the following restated articles of organization:
ARTICLE I
     The name of the limited liability company is Lincolnway Energy, LLC (the “Company”).
ARTICLE II
     The street address of the Company’s registered office in Iowa is 700 Walnut St., Suite 1600, Des Moines, Iowa 50309, and the name of the Company’s registered agent at that office is Wade H. Schut.
ARTICLE III
     The street address of the principal office of the Company is 59511 W. Lincoln Highway, Nevada, Iowa 50201.
ARTICLE IV
     The Company shall have perpetual duration.
ARTICLE V
     The management of the Company shall be vested in its managers, who shall be elected or appointed in the manner described in the Operating Agreement of the Company. No member of the Company is an agent of the Company for the purpose of its business or affairs or otherwise. No manager’s, member’s or any other person’s act shall bind the Company except as may be expressly authorized by the Operating Agreement of the Company.
ARTICLE VI
     A manager of the Company shall not be personally liable to the Company or to its members for money damages for any action taken, or any failure to take action, as a manager, except for liability for any of the following: (i) the amount of a financial benefit received by a manager to which the manager is not entitled, (ii) an intentional infliction of harm on the limited liability company or its members, (iii) a violation of Section 490A.807 of the Iowa Limited Liability Company Act, or (iv) an intentional violation of criminal law.

     If the Iowa Limited Liability Company Act or other applicable law is hereafter amended to authorize the additional or further elimination of or limitation on the liability of managers, then the liability of a manager of the Company, in addition to the elimination of and limitation on personal liability provided herein, shall be eliminated and limited to the extent of such amendment, automatically and without any further action, to the fullest extent permitted by law. Any repeal or modification of this Article, the Iowa Limited Liability Company Act or other applicable law shall be prospective only, and shall not adversely affect any elimination of or limitation on the personal liability or any other right or protection of a manager of the Company with respect to any state of facts existing at or prior to the time of such repeal or modification.
     Dated this 18th day of January, 2007.

By:
Name:	William Couser
Title:	Manager

2

EXHIBIT C
EXISTING OPERATING AGREEMENT

OPERATING AGREEMENT
OF
LINCOLNWAY ENERGY, LLC
Dated May 19, 2004

LINCOLNWAY ENERGY, LLC
OPERATING AGREEMENT

i

ii

iii

OPERATING AGREEMENT
OF
LINCOLNWAY ENERGY, LLC
     THIS OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the 19th day of May, 2004 (the “Effective Date”), by and among Lincolnway Energy, LLC, an Iowa limited liability company (the “Company”), each of the Persons (as hereinafter defined) who are identified as Members on the attached Exhibit “A” and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.10.
     WHEREAS, the initial Members of the Company have formed a limited liability company under the laws of the State of Iowa by filing Articles of Organization pursuant to the Iowa Limited Liability Company Act (the “Act”); and
     WHEREAS, the Members desire to set forth the respective rights, duties, and responsibilities with respect to the Company and its business and affairs.
     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. THE COMPANY
1.1 Formation. The initial Members formed the Company as an Iowa limited liability company by filing Articles of Organization with the Iowa Secretary of Sate on May 19, 2004 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provisions, this Agreement shall, to the extent permitted by the Act, control.
1.2 Name. The name of the Company shall be “Lincolnway Energy, LLC” and all business of the Company shall be conducted in such name.
1.3 Purpose; Powers. The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Iowa; (ii) to engage in the processing of corn, grains and other feedstocks into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which an Iowa limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.
1.4 Principal Place of Business. The Company shall continuously maintain an office in Iowa. The principal office of the Company shall be at 975 West Lincoln Highway, Nevada, Iowa 50201, or elsewhere as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal office.
1.5 Term. The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Iowa Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.
1.6 Agent For Service of Process. The name and address of the agent for service of process on the Company in the State of Iowa shall be William E. Hanigan, 666 Grand Avenue, Suite 2000, Des Moines, Iowa, 50309, or any successor appointed by the Class A Directors.
1.7 Title to Property. All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property (as hereinafter defined) in his/her/its individual name. Each Member’s interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.
1.8 Payment of Individual Obligations. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.
1.9 Independent Activities; Transactions With Affiliates. The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in its discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.

1.10 Definitions. Capitalized words and phrases used in this Agreement have the following meanings:
     (a) “Act” means the Iowa Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).
     (b) “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.
     (c) “Affiliate” means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee of such Person; or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.
     (d) “Agreement” means this Operating Agreement of Lincolnway Energy, LLC, as amended from time to time.
     (e) “Articles” means the Articles of Organization of the Company filed with the Iowa Secretary of State, as same may be amended from time to time.
     (f) “Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.8.
     (g) “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.
     (h) “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member’s predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.

     (i) “Class A Directors” means any Person who (i) is referred to as such in Section 5.1 of this Agreement or has become a Class A Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Class A Director pursuant to the terms of this Agreement. “Class A Directors” means all such Persons.
     (j) “Class B Directors” means any Person who (i) is referred to as such in Section 5.1 of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Class B Directors” means all such persons. The authority of Class B Directors is limited as set forth in this Agreement.
     (k) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
     (l) “Company” means Lincolnway Energy, LLC, an Iowa limited liability company.
     (m) “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.
     (n) “Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments; (ii) obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.
     (o) “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Class A Directors.
     (p) “Directors” means Class A Directors and Class B Directors, collectively. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.
     (q) “Dissolution Event” shall have the meaning set forth in Section 10.1 hereof.

     (r) “Effective Date” means May 19, 2004.
     (s) “Facilities” shall mean the ethanol production and co-product production facilities near Goldfield, Iowa or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Business Plan.
     (t) “Financing Closing” means the actual closing (execution and delivery of all required documents) by the Company with its project lender(s) providing for all debt financing, including senior and subordinated debt and any other project financing characterized by debt obligations and repayable as debt which is required by the project lender(s) or which is deemed necessary or prudent in the sole discretion of the Directors.
     (u) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.
     (v) “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.
     (w) “Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Class A Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Class A Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Class A Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Class A Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.
     (x) “Issuance Items” has the meaning set forth in Section 3.3(h) hereof.
     (y) “Liquidation Period” has the meaning set forth in Section 10.6 hereof.
     (z) “Liquidator” has the meaning set forth in Section 10.8 hereof.
     (aa) “Losses” has the meaning set forth in the definition of “Profits” and “Losses.”
     (bb) “Member” means any Person (i) whose name is set forth as such on Exhibit “A” initially attached hereto or has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Units.
     (cc) “Members” means all such Members.
     (dd) “Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”
     (ee) “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.
     (ff) “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.
     (gg) “Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.
     (hh) “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Class A Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.
     (ii) “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.
     (jj) “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.
     (kk) “Officer” or “Officers” has the meaning set forth in Section 5.19 hereof.
     (ll) “Permitted Transfer” has the meaning set forth in Section 9.2 hereof.
     (mm) “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.
     (nn) “Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.
     (oo) “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.
     (pp) “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.
     (qq) “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.
     (rr) “Related Party” means the adopted or birth relatives of any Person and such Person’s spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person’s (and such Person’s spouse’s) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.
     (ss) “Securities Act” means the Securities Act of 1933, as amended.
     (tt) “Subsidiary” means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.
     (uu) “Tax Matters Member” has the meaning set forth in Section 7.4 hereof.
     (vv) “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.
     (ww) “Units” or “Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of the Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
     (xx) “Unit Holders” means all Unit Holders.
     (yy) “Unit Holder” means the owner of one or more Units.

     (zz) “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.
     (aaa) “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.
     (bbb) “Unit Holder Nonrecourse Deductions “ has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.
SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS
2.1 Original Capital Contributions. The name, address, original Capital Contribution, and initial Units quantifying the Membership Interest of each Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register.
2.2 Additional Capital Contributions; Additional Units. No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.6, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Class A Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Class A Directors shall cause Exhibit A and the Membership Register to be appropriately amended.
2.3 Capital Accounts. A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:
     (a) To each Unit Holder’s Capital Account there shall be credited (i) such Unit Holder’s Capital Contributions; (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4; and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;
     (b) To each Unit Holder’s Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;

     (c) In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and
     (d) In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.
The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Class A Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Class A Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Class A Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).
SECTION 3. ALLOCATIONS
3.1 Profits. After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.2 Losses. After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.3 Special Allocations. The following special allocations shall be made in the following order:
     (a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This

Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.
     (b) Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.
     (c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.
     (d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.
     (e) Nonrecourse Deductions. Non recourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.
     (f) Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).
     (g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.
     (h) Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.
3.4 Curative Allocations. The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Class A Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).
3.5 Loss Limitation. Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

3.6 Other Allocation Rules.
     (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Class A Directors using any permissible method under Code Section 706 and the Regulations thereunder.
     (b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes.
     (c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Class A Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.
     (d) Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.
3.7 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Class A Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.
3.8 Tax Credit Allocations. All credits against income tax with respect to the Company’s property or operations, including the Small Ethanol Producer Credit (as defined in the Code), if available, shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.

SECTION 4. DISTRIBUTIONS
4.1 Net Cash Flow. The Class A Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Members. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan agreements with the Company’s lenders from time to time in effect. In determining Net Cash Flow, the Class A Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.
4.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.
4.3 Limitations on Distributions. The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.
SECTION 5. MANAGEMENT
5.1 Class A and Class B Directors. Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. Notwithstanding the foregoing, however, wherever this Agreement requires or permits action to be taken with the consent, approval or affirmative vote of the Class A Directors, only Class A Directors shall be required or permitted to consent, approve or vote with respect thereto, it being expressly understood and agreed that the authority of Class B Directors shall be limited as otherwise provided herein. It is further expressly understood and agreed that Class B Directors shall have no power or authority other than the power or authority of Directors as it directly relates to the Company’s activities as the general partner of LEC, LP an Iowa limited partnership, including, without limitation, ownership and operation of the Facilities. In the event the Class A Directors determine that it is necessary or appropriate for the Company to undertake activities other than those directly related to the Company’s activities as the general partner of LEC, LP, the Class B Directors shall have no power or authority with respect thereto. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The management of the business and affairs of the Company shall be directed by the Directors, as the authority of Class A Directors and Class B

Directors is limited herein, and not by its Members. Subject to Section 5.8 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests.
5.2 Number of Total Directors. The total number of Directors of the Company shall be fifteen (15) until no more than ninety (90) days after Financial Closing at which time the number of Directors shall be reduced to a minimum of seven (7) and a maximum of thirteen (13), subject to the number of Class A Directors and Class B Directors appointed hereunder. The total number of Directors shall depend upon the number of Class B Directors appointed in relation to the required number of Class A Directors necessary to maintain a majority of Class A Directors on the Board. Subject to the appointment of Class A and Class B Directors pursuant to the terms of this Agreement, the Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by majority vote at any annual or special meeting. However, the relative ratio of the number of Class A Directors to Class B Directors shall always result in a majority of Class A Directors.
5.3 Election and Appointment of Class A Directors.
     (a) Election of Class A Directors and Terms. The initial Class A Directors, appointed by the initial Members, shall be the individuals set forth on Exhibit “B” attached hereto. The initial Class A Directors shall serve for an initial term ending no later than ninety (90) days after Financial Closing, at which time a special meeting of the Members shall be called to elect a minimum of seven (7) and a maximum of thirteen (13) directors. The Directors elected as such meeting shall serve until the first annual or special meeting of the members following substantial completion of the construction of the Facilities, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Class A Director. After the expiration of the initial terms of the Class A Directors, at each annual meeting of the Members, Class A Directors shall be elected by the Members for staggered terms of three (3) years and until a successor is elected and qualified; provided, however, that any Member who is authorized to appoint a Class A Director pursuant to Section 5.3(c) shall not be entitled to vote for the election of any other Class A Directors that the Members are entitled to elect, and the Units held by such Member shall not be included in determining a majority of the Membership Voting Interests for purposes of electing Class A Directors. The initial Class A Directors shall, by resolution adopted prior to the expiration of their initial term, separately identify the Class A Director positions to be elected and shall classify each such Class A Director position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Class A Directors. The terms of Group I Directors shall expire first (initial term of one year with successors elected to three year terms thereafter), followed by those of Group II Directors (initial term of two years with successors elected to a three year terms thereafter), and then Group III Directors (initial and subsequent terms of three years).
     (b) Nominations for Class A Directors. One or more nominees for Class A Director positions up for election shall be named by the then current Class A Directors or by a nominating committee established by the Class A Directors. Nominations for the election of Class A Directors may also be made by any Member entitled to vote generally in the election of Class A Directors. However, any Member that intends to nominate one or more persons for election as Class A Directors at a meeting may do so only if written notice of such Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth:
(i)	the name and address of record of the Member who intends to make the nomination;

(ii)	a representation that the Member is a holder of record of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii)	the name, age, business and residence addresses, and principal occupation or employment of each nominee;

(iv)	a description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Member;

(v)	such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

(vi)	the consent of each nominee to serve as a Class A Director of the Company if so elected; and

(vii)	a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the Class A Director’s seat to be filled at the next election of Class A Directors.
The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Class A Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests. Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Class A Directors shall appoint a new Class A Director to fill the vacancy for the remainder of such term.
     (c) Special Right of Appointment of Class A Directors for Certain Members. Commencing with the first annual or special meeting of the Members following substantial completion of construction of the Facilities, each Member who holds two thousand (2000) or more Units, all of which were purchased by such Member from the Company during the

Company’s 2004 intrastate offering (“Appointing Members”), shall be entitled to appoint one (1) Class A Director, so long as the Appointing Member is the holder of two thousand (2000) Units. Units held by an Affiliate or Related Party of a Member shall be included in the determination of whether the Member holds the requisite number of Units for purposes of this section. Only Members who acquire two thousand (2000) or more Units from the Company in its 2004 intrastate offering are granted appointment rights hereunder. Accordingly, any Member who subsequently acquires two thousand (2000) or more Units other than by acquisition from the Company in its 2004 intrastate offering, shall not be entitled to appoint any Class A Directors, regardless of the number of Units held by such Member. A Class A Director appointed by a Member under this section shall serve indefinitely at the pleasure of the Member appointing him or her until a successor is appointed, or until the earlier death, resignation, or removal of the Class A Director. Any Class A Director appointed under this section may be removed for any reason by the Member appointing him or her, upon written notice to the Board of Directors, which notice may designate and appoint a successor Class A Director to fill the vacancy, and which notice may be given at a meeting of the Board of Directors attended by the person appointed to fill the vacancy. Any such vacancy shall be filled within thirty days of its occurrence by the Member having the right of appointment. In the event that the number of Units held by a Member falls below the threshold granting appointment rights, the term of any Class A Director appointed by such Member shall terminate and a successor shall be elected or appointed in accordance with the terms of this Agreement.
5.4 Appointment of Class B Directors and Terms. So long as the Company remains the general partner of LWE, LP, an Iowa limited partnership, each limited partner that makes a capital contribution to LWE, LP having a value equal to or greater than $2 million may appoint one (1) natural person as a Class B Director for each capital contribution equal to or exceeding $2 million in value. For example, a limited partner in LWE, LP that contributes $4 million to the limited partnership may appoint a total of two (2) persons as Class B Directors to the Board of Directors. Each Class B Director appointed hereunder shall serve as such at the discretion of such limited partner appointing him or her until the next annual meeting of the partners of LWE, LP or until his or her successor is appointed and qualified.
5.5 Committees. A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons, who need not be Directors, appointed by affirmative vote of a majority of the Directors present. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors, and vacancies in the membership thereof shall be filled by the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.
5.6 Authority of Directors. Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager”

under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:
     (a) Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;
     (b) Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
     (c) Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
     (d) Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;
     (e) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;
     (f) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;
     (g) Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;
     (h) Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;
     (i) Contract on behalf of the Company for the employment and services or employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;
     (j) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors’ and Officers’

liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;
     (k) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;
     (l) Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;
     (m) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;
     (n) Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and
     (o) Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.
5.7 Director as Agent. Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.
5.8 Restrictions on Authority of Directors.
     (a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Members:
(i)	Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

(ii)	Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

(iii)	Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

(iv)	Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.
     (b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:
(i)	Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

(ii)	Confess a judgment against the Company in an amount in excess of $500,000;

(iii)	Issue Units at a purchase price of less than $500 per Unit;

(iv)	Issue more than an aggregate of 45,608 Units; and

(v)	Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.
The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors which are specified in the Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by a vote of a majority of the Membership Voting Interests.
5.9 Director Meetings and Notice. Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any three or more Class A Directors or any two or more Class B Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days’ written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting.
5.10 Action Without a Meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a super majority of seventy-five percent (75%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.
5.11 Quorum; Manner of Acting. Not less than fifty percent (50%) of the Directors of each class of Directors authorized to vote on a matter as provided by this Agreement shall constitute a quorum for the transaction of business at any Directors’ meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.
5.12 Voting; Potential Financial Interest. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such Director’s (or his/her Affiliate’s) potential financial interest was reasonably disclosed at the time of such vote.
5.13 Duties and Obligations of Directors. The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Iowa and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.
5.14 Chairman and Vice Chairman. Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.
5.15 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.
5.16 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefor; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.
5.17 Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.
5.18 Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.
5.19 Delegation. Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

5.20 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolution(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.
5.21 Limitation of Liability; Indemnification of Directors. To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) for any breach of the duty of loyalty to the Company or its Members; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; or (iii) for a transaction from which the Director or Officer derived an improper personal benefit or a wrongful distribution in violation of Section 807 of the Act. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director or Officer in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person’s official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.
5.22 Compensation; Expenses of Directors. No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.

5.23 Loans. Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company’s cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.
SECTION 6. ROLE OF MEMBERS
6.1 One Membership Class. There shall initially be one class of Membership Interests and one class of Units. Additional classes of Membership Interests and Units may be created and issued to new Members or to existing Members on such terms and conditions as the Class A Directors may determine and may include the creation of different classes of Membership Interests represented by different classes of Units, which classes may have different rights, powers and preferences, which rights, powers and preferences may be senior to those of existing Members, including, without limitation, voting rights and distribution preferences. Members shall have no preemptive rights to acquire additional or newly created Units of the Company.
6.2 Members. Each Person who desires to become a Member must complete and execute a signature page to this Agreement in the form of Exhibit “C” attached hereto and such other documents as may be required by the Class A Directors. Each prospective Member must be approved and admitted to the Company by the Board of Directors. The Membership Interests of the Members shall be set forth on Exhibit “A” to this Agreement.
6.3 Additional Members. No Person shall become a Member without the approval of the Class A Directors. The Class A Directors may refuse to admit any Person as a Member in their sole discretion. Any such admission must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company such documentation as determined by the Class A Directors to be necessary and appropriate to effect such admission including the Member’s agreement to be bound by this Agreement.
6.4 Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.
6.5 Voting Rights of Members. The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this

Agreement. Members do not have a right to cumulate their votes for any matter entitled to a vote of the Members, including election of Directors.
6.6 Member Meetings. Meetings of the Members shall be called by the Class A Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Members representing an aggregate of not less than thirty percent (30%) of the Membership Voting Interests may also in writing demand that the Class A Directors call a meeting of the Members. Regular meetings of the Members shall be held not less than once per Fiscal Year.
6.7 Conduct of Meetings. Subject to the discretion of the Class A Directors, the Members may participate in any meeting of the Members by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear and speak with each other.
6.8 Notice of Meetings; Waiver. Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 11.1 hereof at least five (5) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.
6.9 Quorum and Proxies. The presence (in person or by proxy or mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Class A Directors.
6.10 Voting; Action by Members. If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests constituting the quorum shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.
6.11 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed (or otherwise delivered) or the date on which the resolution declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members.
6.12 Termination of Membership. The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including registration and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.7 hereof.
6.13 Continuation of the Company. The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. The Company’s affairs shall not be required to be wound up. The Company shall continue without dissolution.
6.14 No Obligation to Purchase Membership Interest. No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.
6.15 Waiver of Dissenters Rights. Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’ or similar rights under the Act.
6.16 Limitation on Ownership. Notwithstanding any other provision herein, no Member shall directly or indirectly own or control more than forty-nine percent (49%) of the issued and outstanding Units at any time. Units under indirect ownership or control by a Member shall include Units owned or controlled by such Member’s Related Parties, Subsidiaries and Affiliates.
SECTION 7. ACCOUNTING, BOOKS AND RECORDS
7.1 Accounting, Books and Records. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company’s federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any an all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.
7.2 Delivery to Members and Inspection. Any Member or its designated representative shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. The rights granted to a Member pursuant to this Section

7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Class A Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Class A Directors, promptly after their becoming available, a copy of the Company’s federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.
7.3 Reports. The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. As soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements).
7.4 Tax Matters. The Class A Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Class A Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Class A Directors shall designate a Person to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law; provided, however, that the Class A Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

SECTION 8. AMENDMENTS
8.1 Amendments. Amendments to this Agreement may be proposed by the Board of Directors or any Member. Following such proposal, the Board of Directors shall submit to the Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Board of Directors shall include in any such submission a recommendation as to the proposed amendment. The Board of Directors shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Members constituting the quorum. Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.
SECTION 9. TRANSFERS
9.1 Restrictions on Transfers. Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party’s rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Class A Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.
9.2 Permitted Transfers. Subject to the conditions and restrictions set forth in this Section 9, a Unit Holder may:
     (a) at any time Transfer all or any portion of its Units:
(i)	to the transferor’s administrator or trustee to whom such Units are transferred involuntarily by operation of law or judicial decree, or;

(ii)	without consideration to or in trust for descendants or the spouse of a Member; and
     (b) at any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units:
(i)	to any Person approved by the Class A Directors in writing,

(ii)	to any other Member or to any Affiliate or Related Party of another Member; or

(iii)	to any Affiliate or Related Party of the transferor.
Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Permitted Transfer.”
9.3 Conditions Precedent to Transfers. In addition to the conditions set forth above, no Transfer of a Membership Interest shall be effective unless and until all of the following conditions have been satisfied:
     (a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of Transfer as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the transferor and/or transferee shall pay all reasonable costs and expenses connected with the Transfer and the admission of the Transferee as a Member and incurred as a result of such Transfer, including but not limited to, legal fees and costs.
     (b) The transferor and transferee shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.
     (c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Class A Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.
     (d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Class A Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.
     (e) Unless otherwise approved by the Class A Directors and Members representing in the aggregate a 75% majority of the Membership Voting Interests, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Class A Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of

Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).
     (f) No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.
     (g) No Person shall Transfer any Unit if, in the determination of the Class A Directors, such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.
The Class A Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the Member approval requirement set forth in Section 9.3(e).
9.4 Prohibited Transfers. Any purported Transfer of Units that is not permitted under this Section shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize such a Transfer (or if the Class A Directors, in their sole discretion, elect to recognize such a Transfer), the Units Transferred shall be strictly limited to the transferor’s Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not permitted under this Section, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.
9.5 No Dissolution or Termination. The transfer of a Membership Interest pursuant to the terms of this Article shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member’s Capital Contribution returned except as provided in this Agreement.
9.6 Prohibition of Assignment. Notwithstanding the foregoing provisions of this Article, Transfer of a Membership Interest may be made if the Membership Interest sought to be sold, exchanged or transferred, when added to the total of all other Membership Interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the company under Section 708 of the Internal Revenue Code. In the event of a transfer of any Membership Interests, the Members will determine, in their sole discretion, whether or not the Company will elect pursuant to Section 754 of the Internal Revenue Code (or corresponding provisions of future law) to adjust the basis of the assets of the Company.
9.7 Rights of Unadmitted Assignees. A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.7 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.
9.8 Admission of Substituted Members. As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Class A Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Class A Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Class A Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.

9.9 Representations Regarding Transfers.
     (a) Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as “matching services” as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9 and to Transfer such Units only to Persons who agree to be similarly bound.
     (b) Each Member hereby represents and warrants to the Company and the Members that such Member’s acquisition of Units hereunder is made as principal for such Member’s own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Class A Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:
THE TRANSFERABILITY OF THE MEMBERSHIP UNITS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT OF THE COMPANY AND AGREED TO BY EACH MEMBER.
THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, EXCEPT THE STATE OF IOWA, AND MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF EITHER AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS. IN ADDITION, THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED WHILE THE COMPANY IS OFFERING SUCH UNITS FOR SALE AND FOR A PERIOD OF NINE MONTHS FROM THE DATE OF THE LAST SALE BY THE COMPANY OF SUCH UNITS, TO ANY PERSONS RESIDENT OUTSIDE THE STATE OF IOWA.

9.10 Distribution and Allocations in Respect of Transferred Units. If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Class A Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer not later than the end of the calendar month during which it is given notice of such Transfer, provided that, if the Company is given notice of a Transfer at least ten (10) Business Days prior to the Transfer, the Company shall recognize such Transfer as of the date of such Transfer, and provided further that if the Company does not receive a notice stating the date such Units were transferred and such other information as the Class A Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.10, whether or not the Class A Directors or the Company has knowledge of any Transfer of ownership of any Units.
9.11 Additional Members. Additional Members may be admitted from time to time upon the approval of the Class A Directors. Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions, as the Class A Directors shall approve. All Members acknowledge that the admission of additional Members may result in dilution of a Member’s Membership Interest. Prior to the admission of any Person as a Member, such Person shall agree to be bound by the provisions of this Agreement and shall sign and deliver an Addendum to this Agreement in the form of Exhibit C, attached hereto. Upon execution of such Addendum, such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement, shall be bound by all the provisions hereof from and after the date of execution hereof. The Members hereby designate and appoint the Class A Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit C, attached hereto.
SECTION 10. DISSOLUTION AND WINDING UP
10.1 Dissolution. The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a “DISSOLUTION EVENT”): (i) The affirmative vote of a 75% majority in interest of the Membership Voting Interests to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.
10.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Class A Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (ii)(C) of the definition of Gross Asset Value in Section 1.11 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.
10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.
10.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.

10.5 Rights of Unit Holders. Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.
10.6 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.
10.7 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.
10.8 The Liquidator. The “Liquidator” shall mean a Person appointed by the Class A Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Class A Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, Directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.
10.9 Forms of Liquidating Distributions. For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.
SECTION 11. MISCELLANEOUS
11.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the company; (c) If to a Member, either to the address set forth in Section 2.1 hereof.
11.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.
11.3 Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.
11.4 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.
11.5 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.
11.6 Incorporation By Reference. Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is not incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.
11.7 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.
11.8 Governing Law. The laws of the State of Iowa shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.
11.9 Waiver of Jury Trial. Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

     11.10 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.
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     11.11 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.
IN WITNESS WHEREOF, the parties have executed and entered into this Operating Agreement of the Company as of the day first above set forth.
COMPANY:
LINCOLNWAY ENERGY, LLC
By: /s/ William Couser
Its: Chairman

EXHIBIT “A”
Lincolnway Energy, LLC
Initial Membership List

Name and Address of Initial Members	Units

Carl Bergstom 860 250th Street Ogden, IA 50212	50

Sam Cogdill 3737 155th St Dunlap, IA 51524	101

Brian Conrad 11280 NW 103rd ct Granger, IA 50109	100

William Couser 20408 620th Ave Nevada, IA 50201	201

David Eggers 2124 Eastman Ave State Center, IA 50247	101

Tim Fevold 57476 190th st Ames, IA 50010	51

Ron Gates 1060 Forty Oaks Story City, IA 50248	51

John Hall 2605 NE 188th Ave Ankeny, IA 50021	101

James Hill 3139 500th St Ellsworth, IA 50075	101

James Magnuson 11698 Hwy F 62 E P.O. Box 335 Sully, IA 50251	50

James Penney 2936 Cypress Circle Ames, IA 50014	51

Vale Peter 126 East St. Roland, IA 50236	51

Perry Ritland 73307 150th St. Zearing, IA 50278	51

Sully Cooperative Exchange 504 6th Avenue Sully, IA 50251	50

Jeff Taylor 55850 170th Street Ames, Iowa 50010	161

Kevin Thompson 2386 320th St. Slater, IA 50244	51

Joyce Wright 26465-605th Ave Nevada, IA 50201	101

Terry Wycoff 2137 Polk Drive Ames, Iowa 50010	101

Heart of Iowa Cooperative 22703 600th Avenue Nevada, IA 50201	200

Prairie Land Cooperative 115 E. Oak St. Hubbard, IA 50122	200

EXHIBIT “B”
Initial Board of Class A Directors

Name of Initial Director	Address of Initial Director

William Couser,	20408 620th Ave.
Director/President	Nevada, IA 50201

Jeff Taylor, Director/Vice	55850 170th St.
President	Ames, IA 50010

Timothy E. Fevold,	57476 190th St.
Director/Secretary	Ames, IA 50010

Terrill L. Wycoff,	2137 Polk Drive
Director/Treasurer	Ames, IA 50010

Sam Cogdill, Director	3737 155th St.
Dunlap, IA 51524

David Eggers, Director	2124 Eastman Ave.
State Center, IA 50247

James J. Penney, Director	2936 Cypress Circle
Ames, IA 50014

Joyce Wright, Director	26465 605th Ave.
Nevada, IA 50201

James Hill, Director	3139 500th St.
Ellsworth, IA 50075

Vale Peter, Director	126 East St.
Roland, IA 50236

John Hall, Director	2605 NE 188th Ave.
Ankeny, IA 50021

Perry Ritland, Director	73307 150th St.
Zearing, IA 50278

Brian L. Conrad, Director	11280 NW 103rd Ct.
Granger, IA 50109

Carl Bergstrom, Director	860 250th Street
Ogden, IA 50212

James Magnuson, Director	11698 Hwy F 62 E P.O. Box 335 Sully, IA 50251

Rick Vaughan, Director	22263 315th Street Hubbard, IA 50122

EXHIBIT “C”
MEMBER SIGNATURE PAGE
ADDENDA
TO THE
OPERATING AGREEMENT OF
LINCOLNWAY ENERGY, LLC
     The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in Lincolnway Energy, LLC, has received a copy of the Operating Agreement, dated May 19, 2004, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Operating Agreement, shall be subject to and comply with all terms and conditions of said Operating Agreement in all respects as if the undersigned had executed said Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Operating Agreement from and after the date of execution hereof.

Individuals:	Entities:

Name of Individual Member (Please Print)	Name of Entity (Please Print)

Signature of Individual	Print Name and Title of Officer

Name of Joint Individual Member (Please Print)	Signature of Officer

Signature of Joint Individual Member

Agreed and accepted on behalf of the Company and its Members:

LINCOLNWAY ENERGY, LLC

By:

Its:

EXHIBIT D
PROPOSED AMENDED AND RESTATED OPERATING AGREEMENT

AMENDED AND RESTATED OPERATING AGREEMENT
OF
LINCOLNWAY ENERGY, LLC
     THIS AMENDED AND RESTATED OPERATING AGREEMENT (“Agreement”) is made and entered into as of the date set forth above the signatures to this Agreement, by and among the Members (as that term is defined in Section 1) of Lincolnway Energy, LLC (the “Company”).
     WHEREAS the Members desire to enter into this Agreement to regulate the affairs of the Company, the conduct of its business and the relations of its Members, with this Agreement to amend the existing Operating Agreement of the Company dated as of May 19, 2004 (the “Original Operating Agreement”) by replacing and superseding the Original Operating Agreement in its entirety.
     NOW, THEREFORE, in consideration of the foregoing recital and the mutual agreements set forth in this Agreement, the Members agree as follows:
ARTICLE 1
DEFINITIONS
     1.1 Definitions. The following terms shall have the following meanings for purposes of this Agreement:
     (a) Additional Members. The term “Additional Members” means, collectively, any Persons who or which are issued Units and are admitted as a Member of the Company pursuant to the procedures set forth in Section 9.4 at any time after the date of this Agreement. The term “Additional Member” means any one of the Additional Members.
     (b) Adjusted Capital Account. The term “Adjusted Capital Account” means, with respect to each Member, the Member’s Capital Account (as that term is defined below) as adjusted by the items described in Sections 1.704-2(g)(1), 1.704-2(i)(5) and 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Treasury Regulations (as that term is defined below).
     (c) Agreement. The term “Agreement” means this Amended and Restated Operating Agreement, as the same may be amended or restated from time to time in accordance with this Agreement.
     (d) Articles of Organization. The term “Articles of Organization” means the articles of organization or the restated articles of organization, as the case may be, of the Company, as the same may be amended or restated from time to time in accordance with this Agreement.

     (e) Capital Account. The term “Capital Account” means, with respect to each Member, the capital account of the Member at the particular time in question, as maintained and adjusted up to the particular time in question pursuant to Section 7.2.
     (f) Capital Contribution. The term “Capital Contribution” means any cash, property or other forms of consideration acceptable to the Directors (as that term is defined below), which a Member contributes to the Company in the capacity of a Member, whenever the same be made.
     (g) Code. The term “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, or corresponding provisions of subsequent superseding United States federal revenue laws.
     (h) Directors. The term “Directors” means, collectively, the directors elected or appointed from time to time in the manner provided in this Agreement. The term “Director” means any one of the Directors, or, if there is only one Director, the sole Director. As provided in Section 4.16, the Directors are synonymous with, and shall be deemed for all purposes to be the same as, “managers” for purposes of the Iowa Act (as that term is defined below) and the Articles of Organization.
     (i) Fiscal Year. The term “Fiscal Year” means the Company’s fiscal year, which shall be from the first day of October to the last day of September.
     (i) Iowa Act. The term “Iowa Act” means the Iowa Limited Liability Company Act, Chapter 490A of the Code of Iowa, as amended from time to time.
     (k) Members. The term “Members” means, collectively, the Persons who are, at the particular time in question, a member of the Company. The term “Member” means any one of the Members.
     (l) Net Losses. The term “Net Losses” means, for each Fiscal Year, the net losses and deductions of the Company determined in accordance with generally accepted accounting principles consistently applied from year to year employed under the cash or accrual method of accounting, as determined by the Directors, and as reported, separately or in the aggregate, as appropriate, on the Company’s information tax return filed for United States federal income tax purposes, plus any expenditures not deductible in computing the Company’s taxable income and not properly chargeable to Capital Accounts under the Code, less any income of the Company which is exempt from United States federal income tax under the Code. The Company may determine Net Losses utilizing the cash method or the accrual method of accounting, as determined by the Directors, and the Directors may determine to utilize one method for tax purposes of the Company and another for financial and/or other purposes. The determination of Net Losses shall not include any Regulatory Allocations (as that term is defined below).

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     (m) Net Profits. The term “Net Profits” means, for each Fiscal Year, the net income and gains of the Company determined in accordance with generally accepted accounting principles consistently applied from year to year employed under the cash or accrual method of accounting, as determined by the Directors, and as reported, separately or in the aggregate, as appropriate, on the Company’s information tax return filed for United States federal income tax purposes, plus any income of the Company which is exempt from United States federal income tax under the Code, less any expenditures not deductible in computing the Company’s taxable income and not properly chargeable to Capital Accounts under the Code. The Company may determine Net Profits utilizing the cash method or the accrual method of accounting, as determined by the Directors, and the Directors may determine to utilize one method for tax purposes of the Company and another for financial and/or other purposes. The determination of Net Profits shall not include any Regulatory Allocations.
     (n) Person. The term “Person” means and includes natural persons and any firm, general partnership, limited partnership, limited liability company, limited liability limited partnership, limited liability partnership, corporation, joint venture, trust, cooperative, association and any other legal entity of whatever nature, including public or governmental bodies, agencies or instrumentalities.
     (o) Regulatory Allocations. The term “Regulatory Allocations” means the allocations pursuant to Sections 8.1(b), (c), (d) and (e).
     (p) Substitute Member. The term “Substitute Member” means any Person who is an assignee of a Unit and who has been admitted as a Member with respect to such Unit pursuant to the procedures set forth in Section 9.2.
     (q) Treasury Regulations. The term “Treasury Regulations” means the Income Tax Regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time.
     (r) Units. The term “Units” means the capital units of the Company. The term “Unit” means any one of the capital units of the Company.
Other terms which are utilized in this Agreement may be defined in other sections of this Agreement.

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ARTICLE 2
PURPOSE OF THE COMPANY
     The Company has the purpose of engaging in, and has the authority to engage in, any lawful activity.
ARTICLE 3
CERTIFICATES FOR UNITS
     3.1 Certificates for Units. Units may be issued with or without certificates as determined and authorized by the Directors from time to time. Any certificates which are issued for Units shall be in such form as the Directors shall prescribe. All Units and the interests represented thereby shall in all events be issued and held upon and subject to all of the terms and conditions of applicable law and this Agreement, including Sections 9.1 and 9.2, and the Directors may require that any certificates which may be issued to evidence any Units shall bear a legend to such effect, in addition to any other legends as the Directors may require.
     3.2 Execution of Certificates. All certificates for Units shall be numbered in the order in which they shall be issued and shall be signed by any two Directors or by the Chairman or the President and the Secretary of the Company. The signature of a Director or of the Chairman, the President or the Secretary upon a certificate may be by facsimile if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Company itself or an employee of the Company. In the event any individual who has signed or whose facsimile signature has been placed upon a certificate for Units shall have ceased to be a Director or the Chairman, the President or the Secretary, as the case may be, of the Company before the certificate is issued, the certificate may be issued by the Company with the same effect as if the individual were a Director or the Chairman, the President or the Secretary, as the case may be, of the Company at the date of issue of the certificate.
     3.3 Cancellation. Every certificate surrendered to the Company for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 3.4; provided, however, that the Directors may authorize the issuance of Units without certificates in exchange for any surrendered and canceled certificate. Every certificate surrendered to the Company for transfer shall be properly endorsed for transfer.
     3.4 Lost, Destroyed, or Mutilated Certificates. In the event of the loss, theft or destruction of any certificate for any Unit, another may be issued in its place pursuant to such regulations as the Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of satisfactory indemnity or bonds of indemnity.
     3.5 Unit Record and Ownership. A record shall be kept by the Company of the names and addresses of all Members and the number of Units held by each Member, and if the Units are represented by certificates, the respective dates thereof and in case of cancellation, the

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respective dates of cancellation. The Person in whose name Units stand on the books of the Company shall be deemed to be the owner of such Units and the Member with respect to such Units for all purposes as regards the Company.
     3.6 Transfers of Units. Transfers of Units shall be made only on the books of the Company by the record holder thereof, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Company, and on surrender of the certificate or certificates for such Units, if any, properly endorsed and the payment of all transfer taxes thereon, if any. All Units and all interests represented thereby shall in all events be transferable only upon and subject to all of the terms and conditions of this Agreement, including Sections 9.1 and 9.2.
     3.7 Regulations. The Directors may make such other rules and regulations as the Directors may deem necessary or appropriate concerning the issue, transfer and registration of Units, so long as such rules and regulations are not inconsistent with the Articles of Organization, this Agreement or applicable law.
ARTICLE 4
RIGHTS AND DUTIES OF DIRECTORS; OFFICERS
     4.1 Qualifications of and General Powers of the Directors. Subject only to Section 4.15, the business and affairs of the Company shall be managed under the direction of the Directors. No Director is required to be a Member, an officer or employee of the Company, or a resident of the State of Iowa. No Director may delegate to any Person the Director’s rights and powers to manage and control the business and affairs of the Company, except only as provided in Sections 4.12 and 4.13 with respect to the appointment of officers for the Company and the establishment of committees, and except that the Directors may cause the Company to enter into such management, consulting, advisory, employment or other agreements as the Directors may determine from time to time, and on such terms and conditions as are determined by the Directors.
     Without limiting the generality of the foregoing, the Directors shall have the power and authority, on behalf of the Company, to exercise all powers of the Company under Section 490A.202 of the Iowa Act, including:
     (a) to employ or otherwise retain the services of such agents, employees, general managers, accountants, attorneys, consultants, experts and other Persons as the Directors determine to be necessary or appropriate to carry out the business and affairs of the Company from time to time, whether or not any such Persons are a Director or a Member or are affiliated with or related to any Director or Member, all upon terms satisfactory to the Directors, and to pay such fees, salaries, wages and other compensation to such Persons from the funds of the Company as the Directors shall determine from time to time;

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     (b) to pay, extend, renew, modify, adjust, contest, submit to arbitration, prosecute, defend, settle or compromise, upon such terms as the Directors may determine and upon such evidence as the Directors may deem sufficient, any obligation, suit, liability, cause of action, claim, counterclaim or other dispute, including taxes, either in favor of or against the Company;
     (c) to pay any and all fees and to make any and all other expenditures which the Directors deem necessary or appropriate to, or in connection with, the business and affairs of the Company;
     (d) to offer and sell Units, debt or other securities of the Company, and in connection with the offer and sale of any Units, debt or other securities of the Company the Directors may (i) prepare and file, or cause to be prepared and filed, one or more offering statements or registration statements and related or other documentation, and all such amendments and supplements thereto as the Directors shall deem advisable from time to time, with the Securities Exchange Commission, the National Association of Securities Dealers, Inc. and/or any other domestic or foreign authorities for the registration, offering and sale of the Units, debt or other securities of the Company in the United States or elsewhere, and along with one or more offering memorandums, offering circulars, prospectuses or other disclosure documents, and all amendments and supplements to any thereto; (ii) register or otherwise qualify the Units or debt or other securities for offering and sale under the blue sky and securities laws of such states of the United States and other domestic or foreign jurisdictions as the Directors shall deem advisable; (iii) make all such arrangements for the offering and sale of the Units or debt or other securities of the Company as the Directors shall deem appropriate, whether pursuant to a registration of the Units, debt or other securities or otherwise, and (iv) take all such action with respect to the matters described in the preceding subclauses (i) through (iii) as the Directors shall deem advisable or appropriate;
     (e) to take all such action as the Directors deem necessary or appropriate to avoid the requirement that the Company register as an investment company, a broker-dealer or any other form of regulated entity under any applicable foreign, federal, state or local law, rule, regulation or order, or, if so determined by the Directors, to take all such action as the Directors deem necessary or appropriate to cause the Company to be registered or licensed under any such law, rule, regulation or order and to otherwise bring the Company in compliance with any such law, rule or regulation or order;
     (f) to conduct and direct the banking business of the Company and to invest any funds of the Company that are not required for or are otherwise not committed to the conduct of the Company’s business from time to time in such manner as the Directors may from time to time determine, including in certificates of deposit, commercial paper, treasury bills, “sweep” accounts, and other investments;

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     (g) to negotiate, enter into, execute, acknowledge and deliver any and all contracts, agreements, licenses, documents or instruments which the Directors from time to time determine are necessary or appropriate to the business, affairs or purposes of the Company, and with such Persons as the Directors shall from time to time determine and whether or not any such Persons are a Director or a Member or are affiliated with or related to any Director as Member, including subscription agreements for Units, debt or other securities of the Company; checks, drafts, notes and other negotiable instruments; mortgages or deeds of trust; security agreements; financing statements; documents providing for the acquisition, mortgage or disposition of any or all of the Company’s assets and properties; assignments; bills of sale; leases; and all other contracts, agreements, instruments or documents necessary or appropriate, in the judgment of the Directors, to the business, affairs or purposes of the Company;
     (h) to pay any and all taxes, charges and assessments that may be levied, assessed or imposed upon the Company or any of the assets or properties of the Company, unless the same are contested in good faith by the Directors;
     (i) to acquire any assets or properties from any Person as the Directors may determine and on such terms as are determined by the Directors, and the fact that such Person is a Director or a Member or that a Director or a Member is directly or indirectly affiliated or connected with any such Person shall not prohibit the Directors from dealing with that Person;
     (j) to borrow money for the Company from banks, insurance companies or other financial or lending institutions, or from a Director, a Member, an affiliate of a Director or a Member or any other Person, all on such terms as the Directors deem appropriate, and in connection therewith, to mortgage, encumber and grant security interests in any or all of the assets and properties of the Company to secure repayment of the borrowed sums;
     (k) to purchase liability and other insurance to protect the Company’s assets, property and business or any other potential obligations or liabilities of the Company, including obligations and liabilities arising under Article 11;
     (l) to hold and own all Company real estate and personal property in the name of the Company;
     (m) to conduct or operate any of the Company’s business or affairs by, through or in connection with any subsidiary or affiliate of the Company, and to organize, and to make capital contributions or loans to, any such subsidiary or affiliate;
     (n) to establish and maintain a reserve or fund, in such amounts and at such times as are determined by the Directors, for the purpose of the possible purchase of Units by the Company;

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     (o) to cause the Company to, at any time and from time to time, redeem or repurchase any or all of the Units of any Member or Members, on such terms as are determined by the Directors;
     (p) to make all determinations and decisions which are reserved to the Directors, or which are otherwise to be made by the Company, under this Agreement, including the declaration and payment of distributions to the Members pursuant to Section 8.2; and
     (q) to do and perform any and all other acts and things whatsoever as the Directors shall from time to time determine to be necessary or appropriate to carry out any of the foregoing or any other term or condition of this Agreement or of the Articles of Organization or the Iowa Act, or to the conduct or operation of the Company’s business, affairs or purposes from time to time, and not inconsistent with applicable law, the Articles of Organization or this Agreement.
     4.2 Number of and Election of Directors; Terms of Office. The number of Directors shall be not less than seven nor more than thirteen, with the exact number within such range to be determined and established from time to time by the Directors. In the absence of a specific resolution by the Directors, the number of Directors shall be nine. Subject to Section 4.10, the Directors shall be elected by the Members as provided in this Agreement.
     The Directors shall be divided into three classes based on their term of office, with each class to be as nearly equal in number as possible. The terms of one class of the Directors shall expire each year at the annual meeting of the Members for that year, and all Directors elected by the Members to succeed the class of the Directors whose terms expire at such annual meeting shall be elected to serve until the third annual meeting of the Members which follows the annual meeting at which such Directors were elected and until their respective successors shall have been elected and shall have qualified, or until their respective death or resignation or removal in accordance with this Agreement.
     Any vacancy occurring in any Director position (including by the Directors increasing the number of Directors) shall be filled in the manner provided in Section 4.10.
     In the event the Directors decrease the number of Directors, the Directors must designate the class of Directors from which such decrease shall occur, but with each class to be as nearly equal in number as possible following such decrease in the number of Directors. No decrease in the number of Directors shall have the effect of terminating or shortening the term of any then incumbent Director.
     4.3 Nominations for Directors. The Directors, or a nominating committee established by the Directors, shall prepare a list of nominees for each Director position to be filled at the next annual meeting of the Members. The Directors may, pursuant to agreement with any Person, permit such Person to designate a nominee or nominees for election as a Director.

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     Any Member or Members owning at least five percent of the issued and outstanding Units may also nominate any individual (including any such Member) for election as a Director at the next annual meeting of the Members by submitting a written nomination petition to the Company in a form provided by the Company (the “Nomination Petition”) and signed by such Member or Members; provided, however, that (i) the Nomination Petition must be fully completed and received at the principal office of the Company no sooner than the October 1, but not later than the November 30, which precedes the annual meeting in question, or, if another period is required by applicable law, rule or regulation, within the time period required by such law, rule or regulation; (ii) the nominee must submit a signed written statement in a form provided by the Company (the “Nominee Statement”) wherein the nominee shall, among other things, agree that the nominee will serve as a Director if elected and will prepare, execute and/or file all such reports and documents, and provide the Company with all such information, as may be necessary or appropriate in order for the Company to comply with all applicable laws, rules and regulations, including the Securities Exchange Act of 1934 and all rules and regulations promulgated thereunder; (iii) the nominee must meet all qualification requirements for Directors as may exist at the time of the nomination and at the time of election; and (iv) the Directors shall have the right to determine the slate (if any) on which the nominee shall be placed for purposes of the vote of the Members. The Nomination Petition and the Nominee Statement may require all such information and all such agreements and representations as are determined to be necessary or appropriate by the Directors or the President. Any Nomination Petition or Nominee Statement which is not fully completed and properly executed, or which is not received within the time period provided above or is not true, accurate and complete in all respects, may be rejected by the Company and, if rejected, shall be returned by the Company to the Member or Members submitting the Nomination Petition or to the nominee submitting the Nominee Statement, as the case may be.
     No nominations for any Director position may be made from the floor at any meeting of the Members.
     4.4 Quorum and Manner of Acting. Subject to Section 4.10, a quorum for a meeting of the Directors shall consist of a majority of the total number of Directors established from time to time in accordance with Section 4.2. If at any meeting of the Directors there be less than a quorum present, a majority of the Directors present may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.
     At all meetings of the Directors, a quorum being present, the act of a majority of the total number of Directors then in office shall be the act of the Directors with respect to all votes, decisions, acts or other determinations to be made or taken by the Directors, including with respect to the matters addressed in Sections 4.1, 4.2, 4.10, 4.11, 4.12, 7.1, 7.2, 7.4, 8.1, 8.2, 9.1 and 9.4, unless the vote of a greater number is otherwise affirmatively and expressly required by the Iowa Act or other applicable law with respect to the particular matter in question notwithstanding the intent, desire and agreement of the Members as expressed in this paragraph that the act of a majority of the total number of Directors then in office shall be the act of the Directors with respect to all matters presented to or otherwise determined by the Directors.

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     Any action required or permitted to be taken at a meeting of the Directors may be taken without a meeting and without notice if the action is taken by at least seventy-five percent (75%) of the total number of Directors then in office and if one or more written consents or written actions describing the action so taken shall be signed by such Directors. Any such written consent or written action shall be effective when the last such Director signs the written consent or written action, unless the written consent or written action specifies a different effective date. Any such written consent or written action shall be placed in the minute book of the Company or otherwise retained in the records of the Company. The Company shall promptly give a copy of each such written consent or written action to each Director who did not sign the written consent or written action in question. Any written consent or written action of the Directors may be executed in counterparts, and may be given and received by the Company and any or all of the Directors by any form of electronic transmission as provided in Section 12.1.
     4.5 Meetings of Directors; Place of Meetings. The Directors shall meet immediately after the final adjournment of each annual meeting of the Members, at the same place where said annual meeting of the Members adjourned or at such other place as the Directors may determine, for the purpose of the designation and election of officers, the establishment of any committees and the transaction of such other business as is determined by the Directors. Notice of such annual meeting need not be given. The annual meeting may, however, be held at any other time or place as shall be specified in a notice given as provided below for special meetings of the Directors or in a consent and waiver of notice thereof signed by all of the Directors, at which meeting the same matters shall be acted upon as is provided above in this paragraph.
     Regular meetings of the Directors shall be held at such place and at such times as the Directors may fix and determine from time to time. No notice shall be required for any such regular meeting of the Directors.
     Special meetings of the Directors shall be held whenever called by the Chairman, the President or by any three or more of the Directors at the time being in office. Notice of each special meeting shall be given to each Director at least two days before the date on which the meeting is to be held. Each notice shall state the date, time and place of the meeting. Unless otherwise stated in the notice thereof, any and all business may be transacted at a special meeting.
     At any meeting at which every Director is present, even without any notice, any business may be transacted.
     A Director may waive any notice required by law or this Agreement if the waiver is in writing and is signed by the Director, and whether before or after the date and time stated in such notice. A waiver of notice shall be equivalent to notice in due time as required by law or this Agreement. The attendance of a Director at, or participation in, a meeting shall constitute a waiver of notice of such meeting and of objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the Director, at the beginning of the meeting or promptly upon arrival, objects to holding the

10

meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.
     A Director who is present at a meeting of the Directors at which action on any matter is taken shall be presumed to have assented to the action taken unless the Director’s dissent is entered in the minutes of the meeting or unless the Director files a written dissent to the action with the individual acting as the secretary of the meeting before the adjournment thereof or forwards such dissent by registered or certified mail to the Chairman, the President, the Secretary or the other Directors immediately after the adjournment of the meeting. No right to dissent shall be available, however, to a Director who voted in favor of the action in question.
     The Directors may hold meetings of the Directors at such place or places, either within or without the State of Iowa, as the Directors may from time to time determine. If no designation of the place for a meeting of the Directors is made, the place of the meeting shall be the principal office of the Company.
     The Directors may hold any meeting, and a Director may participate in any meeting, by any means of communication, including telephone or video conference call or other telecommunications equipment or methods, by means of which all of the Directors participating in the meeting can simultaneously hear each other during the meeting. A Director participating in a meeting by any such means or methods is deemed to be in attendance at and present in person at the meeting.
     At all meetings of the Directors, the Chairman, or in the absence of the Chairman, the Vice Chairman, or in the absence of the Vice Chairman, the individual designated by the vote of a majority of the total number of Directors then in office, shall preside over and act as chairperson of the meeting. At all meetings of the Directors, the Secretary, or in the absence of the Secretary, the individual designated by the vote of a majority of the total number of Directors then in office, shall act as secretary for the meeting. All business to be transacted at meetings of the Directors shall be transacted in such order and with such procedures as the chairperson of the meeting shall determine.
     The Directors may adopt rules and regulations for the conduct of the meetings of the Directors and the management of the Company, so long as such rules and regulations are not inconsistent with the Articles of Organization, this Agreement or applicable law.
     4.6 No Liability. A Director does not guarantee the return of any Member’s Capital Contribution or Capital Account, any distributions to the Members or a profit for the Members from the operations of the Company. A Director is not personally liable for any of the acts or omissions of the Company, or for any debts, losses, liabilities, duties or obligations of the Company, whether arising in contract, tort or otherwise.
     4.7 Directors Have No Exclusive Duty to Company. Except only as may be provided in another agreement between the Company and the Director in question, a Director shall not be required to manage the Company as his or her sole and exclusive function, and a Director may have other business interests and may engage in other activities in addition to those

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relating to the Company. Neither the Company nor any Member shall have any right, by virtue of this Agreement, to share or participate in any other interests or activities of any of the Directors or to the income, proceeds or other benefits derived therefrom.
     4.8 Resignation. Any Director may resign at any time by giving written notice to the Chairman, the President, the Secretary, or any two of the other Directors. The resignation of a Director shall take effect upon receipt of the written notice thereof by the Chairman, the President, the Secretary or any other Director, as the case may be, or at such later time as may be specified in such notice; and, unless otherwise specified in the notice, the acceptance of such resignation shall not be necessary to make it effective.
     4.9 Removal. Any Director may be removed, with or without cause, but only by the Members.
     4.10 Vacancy. Any vacancy occurring for any reason in a Director position (including through an increase in the number of Directors or the death, removal or resignation of any Director) may be filled by either the remaining Directors or by the Members. If the Directors remaining in office constitute fewer than a quorum of the Directors, the Directors may fill the vacancy by the affirmative vote of a majority of the Directors remaining in office.
     In the event of a vacancy occurring by reason of an increase by the Directors in the number of Directors, the Directors must designate the class of the Directors to which such additional position shall be assigned, but with each class to be as nearly equal in number as possible following such increase in the number of the Directors.
     A Director elected by the Directors to fill a vacancy shall continue to serve as a Director only until the next annual meeting of the Members, at which time the Members shall elect an individual to such Director position, who shall serve for the remainder of the unexpired term of such Director position and until his or her successor shall have been elected and shall have qualified, or until his or her death or resignation or removal in accordance with this Agreement. A Director elected by the Members to fill a vacancy shall continue to serve as a Director for the remainder of the unexpired term of such Director position and until his or her successor shall have been elected and shall have qualified, or until his or her death or resignation or removal in accordance with this Agreement.
     4.11 Salary and Other Compensation. The salaries, fees, benefits, reimbursements and all other compensation payable to the Directors and to the officers of the Company, in their capacity as Directors and officers, shall be fixed from time to time by the Directors, including with respect to meeting and committee fees. No Director or officer of the Company shall be prevented from receiving any salary, fees, benefits, reimbursements or other compensation by reason of the fact, without limitation, that the Director or officer is also a Member or affiliated with any Member.
     4.12 Officers. The officers of the Company shall be a Chairman, a Vice Chairman, a President, one or more Vice Presidents (the number thereof to be determined by the Directors), a Secretary, a Chief Financial Officer, a Treasurer and such other officers as may from time to

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time be designated and elected by the Directors. One individual may hold the offices and perform the duties of any two or more of said offices. No officer is required to be a Director, a Member or a resident of the State of Iowa. The Directors may, in their sole discretion, delegate the powers or duties of any officer to any other officer or agents, notwithstanding any provision of this Agreement, and the Directors may leave any office unfilled for any such period as the Directors may determine from time to time, except the offices of President, Chief Financial Officer and Secretary.
     The officers of the Company shall be elected annually by the Directors at the annual meeting of the Directors. Each officer shall hold office until the next succeeding annual meeting of the Directors and until his or her successor shall have been elected and shall have qualified, or until his or her death or resignation or removal in accordance with this Agreement.
     An officer may resign at any time by delivering written notice to the Chairman, the President, the Secretary or any two of the Directors. A resignation is effective when the notice is received, unless the notice specifies a later effective time. Any officer may be removed by the Directors at any time, with or without cause, for any reason or for no reason, but such removal shall be without prejudice to the contract rights, if any, of the individual so removed. The election of an officer does not itself create contract rights in favor of the officer.
     The Chairman shall, if present at the meeting in question, preside over and act as chairperson of all meetings of the Members and all meetings of the Directors. The Chairman shall have authority to sign, execute and acknowledge all contracts, checks, deeds, mortgages, bonds, leases or other obligations on behalf of the Company which shall be authorized by the Directors, and may, along with the Secretary, sign certificates for Units, the issuance of which shall have been duly authorized by the Directors. The Chairman shall be subject to the control of the Directors and shall keep the Directors fully informed and shall freely consult with the Directors concerning the business of the Company. The Chairman shall also perform all duties as may from time to time be assigned to the Chairman by the Directors.
     The Vice Chairman shall perform the duties of the Chairman in the absence of the Chairman or in the event of the death, inability or refusal to act of the Chairman, and, when so acting, shall have all of the powers of and be subject to all the restrictions upon the Chairman. The Vice Chairman shall also perform such duties as may from time to time be assigned to the Vice Chairman by the Chairman, the President or the Directors.
     The President shall, subject to the control of the Directors, have general charge of and direct the operations of the Company and shall be the chief executive officer of the Company. The President shall keep the Directors fully informed and shall freely consult with the Directors concerning the business of the Company in his or her charge. The President shall have authority to sign, execute and acknowledge all contracts, checks, deeds, mortgages, bonds, leases or other obligations on behalf of the Company as the President deems necessary or proper to be executed in the course of the Company’s regular business, or which shall be authorized by the Directors, and may sign, along with the Secretary, certificates for Units, the issuance of which shall have been duly authorized by the Directors. The President may sign, in the name of the Company, all reports and all other documents or instruments which are necessary or proper to be executed in

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the course of the Company’s business. The President shall also perform all duties as may from time to time be assigned to the President by the Directors.
     In the absence of the President or in the event of the death, inability or refusal to act of the President, the Vice President (or in the event there is more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, the senior Vice President in length of service) shall perform the duties of the President, and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. A Vice President shall also perform such other duties and have such authority as may from time to time be assigned to such Vice President by the President or by the Directors.
     The Secretary shall (i) if present at the meeting in question, act as secretary for and keep minutes of all meetings of the Members and all meetings of the Directors; (ii) authenticate records of the Company and attend to giving and serving all notices of the Company as provided by this Agreement or as required by applicable law; (iii) be custodian of the seal, if any, of the Company and of such books, records and papers as the Directors or the President may direct; (iv) sign, along with the Chairman or the President, certificates for Units, the issuance of which shall have been duly authorized by the Directors; (v) keep a record showing the names of all persons who are Members, their mailing and e-mail addresses as furnished by each such Member, and the number of Units held by them; and (vi) in general, perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to the Secretary by the President or by the Directors.
     The Chief Financial Officer shall be the chief financial officer of the Company, and shall (i) have custody of and be responsible for all moneys and securities of the Company; (ii) keep full and accurate records and accounts in books belonging to the Company, showing the transactions of the Company, its accounts, liabilities and financial condition and shall endeavor to assure that all expenditures are duly authorized and are evidenced by proper receipts and vouchers; (iii) deposit in the name of the Company in such depository or depositories as are approved by the Company, all moneys that may come into the Chief Financial Officer’s hands for the Company’s account; (iv) prepare or cause to be prepared such financial statements as are directed by the President or by the Directors; and (v) in general, perform such duties as may from time to time be assigned to the Chief Financial Officer by the President or by the Directors.
     The Treasurer shall perform the duties of the Chief Financial Officer in the absence of the Chief Financial Officer or in the event of the death, inability or refusal to act of the Chief Financial Officer, and, when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Financial Officer. The Treasurer shall also perform such duties as may from time to time be assigned to the Treasurer by the Chief Financial Officer, the President or the Directors.
     There may also be such number of Assistant Secretaries and Assistant Treasurers as the Directors may from time to time authorize and appoint. The Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary, or by the Chief Financial Officer or the Treasurer, respectively, or by the President or by the Directors.

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The Directors shall also have the power to appoint any person to act as assistant to any other officer, or to perform the duties of any other officer, whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer so appointed shall have the power to perform all the duties of the office to which he or she is so appointed to be assistant, or as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Directors.
     4.13 Committees. The Directors may, but are not required to, from time to time establish one or more committees, including an executive committee, an audit committee, a compensation committee and a nominations committee, with each committee to consist of two or more Directors appointed by the Directors. Any committee shall serve at the will of the Directors. Each committee shall have the powers and duties delegated to it by the Directors. The Directors may elect one or more Directors as alternative members of any committee who may take the place of any absent member or members at any meetings of the committee, upon request by the President or the chairperson of the committee. Each committee shall fix its own charter or other rules governing the conduct of its activities as the Directors may request or approve from time to time.
     A committee shall not: (i) authorize distributions by the Company; (ii) approve or propose to the Members any action that this Agreement requires be approved by the Members; (iii) fill vacancies in the Directors or on any of the committees of the Directors; (iv) amend the Articles of Organization or this Agreement; (v) authorize or approve the acquisition of any Units by the Company; or (vi) authorize or approve the issuance or sale or contract for the sale of any Units or any debt or other securities of the Company.
     4.14 Execution of Documents. The Directors may authorize any one or more Directors or officers of the Company to negotiate, execute and/or deliver any agreements, documents or instruments of whatever type or nature whatsoever on behalf of the Company, and such authority may be general or confined to specific transactions or instances.
     4.15 Member Action Required. Notwithstanding anything in this Agreement which may appear to be to the contrary, including Section 4.1, neither the Directors nor any officer of the Company shall take, or cause to be taken, any of the following acts or matters without the vote of the Members taken or otherwise obtained in accordance with Article 6:
     (a) the sale, lease, exchange or other transfer or disposition of all or substantially all of the assets of the Company, other than in the ordinary course of the Company’s business or by or pursuant to the granting or entering into of, or the enforcement of any rights or remedies under, any mortgage, deed of trust, pledge, security interest or other form of security or collateral agreement, document, instrument or transaction;
     (b) the merger of the Company with or into another Person under the Iowa Act or the conversion of the Company into another form of entity under the Iowa Act;
     (c) the dissolution of the Company;

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     (d) the amendment of the Articles of Organization or this Agreement (except as provided in the second paragraph in Section 6.8);
     (e) any act or matter for which the vote of the Members is affirmatively and expressly required by any other Section of this Agreement, including under Sections 4.2 and 4.9; or
     (f) any act or matter for which the vote of the Members is affirmatively and expressly required by the Iowa Act or other applicable law notwithstanding the intent, desire and agreement of the Members that the only acts and matters which must be voted upon or otherwise approved by the Members are those which are expressly required by subparagraphs (a) through (e) of this Section.
     4.16 Directors are Synonymous with Managers. The Directors are synonymous with, and shall be deemed for all purposes to be the same as, “managers” for purposes of the Iowa Act and the Articles of Organization. The Directors may sign any and all agreements, documents or instruments utilizing the title of either “Director” or “Manager”. Without limiting the generality of the foregoing, the Directors may be referred to as “directors” in any reports or other documents required to be filed by the Company or any Director with any governmental or regulatory authority, including the Securities and Exchange Commission.
ARTICLE 5
RIGHTS AND DUTIES OF MEMBERS
     5.1 No Liability. A Member does not guarantee the return of any Member’s Capital Contribution or Capital Account, any distributions to the Members, or a profit for the Members from the operations of the Company. A Member is not personally liable for any of the acts or omissions of the Company, or for any debts, losses, liabilities, duties or obligations of the Company, whether arising in contract, tort or otherwise, except only to the extent of any unpaid Capital Contribution of the Member to the Company.
     5.2 Members Have No Exclusive Duty to Company. Except only as may be provided in another agreement between the Company and the Member in question, a Member may have other business interests and may engage in other activities in addition to those relating to the Company. Neither the Company nor any Member shall have any right, by virtue of this Agreement, to share or participate in any other interests or activities of any of the Members or to the income, proceeds or other benefits derived therefrom.
     5.3 Company Books; Communications With Directors. The Company shall keep the following documents at the principal office of the Company: (i) a current list of the full name and last known business address of each Member and Director; (ii) a copy of the Articles of Organization and all articles of amendment thereto; (iii) copies of the Company’s federal, state and local income tax returns and reports, if any, for the three most recent years; (iv) a copy of this Agreement and all amendments hereto; (v) copies of any financial statements of the

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Company for the three most recent years; and (vi) such other documents as may from time to time be required by the Iowa Act or other applicable law.
     Subject to the following, each Member has the right, for any purpose reasonably related to the Member’s interest as a member of the Company, and upon reasonable request and during ordinary business hours, to (i) inspect and copy the above referenced Company documents at the Member’s expense, and (ii) obtain from any Director or Directors from time to time upon reasonable demand (1) true and full information regarding the state of the business and financial condition of the Company; (2) promptly after they become available, a copy of the Company’s federal, state and local income tax returns for each year; and (3) other information regarding the affairs of the Company as is just and reasonable. A Member’s rights under this paragraph shall, however, also be subject to the Member’s compliance with any safety, security and/or confidentiality guidelines or procedures of the Company.
     Any Member desiring to send any communication to the Directors may do so in writing by either delivering the writing to the Company’s principal office or by mailing the writing to that office, in either case, to the attention of the President. The Company will provide a copy of each such writing to each Director.
     5.4 Priority and Return of Capital. No Member shall have priority over any other Member as to the return of Capital Contributions or Capital Accounts or as to Net Profits, Net Losses or distributions. This Section shall not, however, apply to loans (as distinguished from Capital Contributions) which a Member has made to the Company.
     5.5 Withdrawal of a Member. A Member may not and does not have the power or right to resign or withdraw from the Company prior to the dissolution and winding up of the Company.
     No Member shall cease to be a Member of the Company because of the occurrence of any act or circumstance other than the sale, assignment or other transfer of all of the Member’s Units, including because of the occurrence of any of the acts or circumstances specified in Section 490A.712, subparagraphs 3 through 9, of the Iowa Act.
     5.6 Member Authority Limited. No Member, in the capacity as a Member, is an agent of the Company for the purpose of the Company’s business or affairs or otherwise. No Member has any right, power or authority to, and shall not, enter into any agreements, documents, instruments or transactions of whatever type or nature for or on behalf of the Company, or otherwise obligate or bind the Company with respect to any transaction or matter whatsoever. No Member may delegate to any Person the Member’s rights and powers to manage and control the business and affairs of the Company, except with respect to the giving of a proxy as provided in Section 6.9 and the election of the Directors as provided in this Agreement.
     5.7 Limitation on Ownership of Units. Notwithstanding any term or condition of this Agreement which may appear to be to the contrary, no Member shall, directly or indirectly, own, hold or control more than forty-nine percent (49%) of the total issued and outstanding Units at any time, unless the Member exceeds that percentage by reason of the Company redeeming or

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purchasing Units, but in that case, the Member shall not increase the number of Units owned, held or controlled by the Member.
     For purposes of this Section, the term “control” means the right or ability to vote or direct the vote of any Units, whether pursuant to a proxy, voting agreement, voting trust, or otherwise.
     For purposes of this Section, a Member shall be deemed to indirectly own, hold or control any and all Units which are owned or held by the Member’s spouse or any of the Member’s parents or minor children (including by adoption) (collectively, the “Relatives”), and by any entity of which the Member or any Relative owns or holds at least ten percent (10%) of the issued and outstanding voting securities or equity of such entity.
     The Company shall not be required to recognize or honor the ownership, holding or control of any Units which are owned, held or controlled in violation of this Section. Each Member shall provide the Company with all such information and documentation as is requested by the Company from time to time in order to determine whether the Member is in compliance with this Section, and each Member shall otherwise promptly and fully cooperate with the Company in this regard.
     Notwithstanding the foregoing, this Section shall not be applicable to, and shall not otherwise limit or restrict, the solicitation and receipt of proxies or ballots by the Company or by any Director in the capacity as a Director.
ARTICLE 6
MEETINGS OF MEMBERS; MANNER OF ACTING OF MEMBERS
     6.1 Annual and Special Meetings of the Members. An annual meeting of the Members for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held at such place, at such time and on such day in January, February, March or April of each year as the Directors shall each year fix, or at such other place, time or date as the Directors may fix and determine from time to time.
     Special meetings of the Members, for any purpose or purposes, may be called by the Directors or by the Chairman or the President, and shall be called by or at the direction of the Directors or the Chairman or the President upon the written request of any Member or Members holding at least thirty percent (30%) of the issued and outstanding Units.
     6.2 Place of Meetings. The Directors, the Chairman or the President may designate any place, either within or outside the State of Iowa, as the place of meeting for the annual meeting or any special meeting of the Members. If no designation is made by the Directors or by the Chairman or the President, the place of meeting shall be the principal office of the Company.
     6.3 Notice of Meetings. Except as provided in Sections 6.4, 6.10 and 6.12, written notice stating the place, day and hour of all meetings of the Members and the purpose or purposes for which the meeting is called, shall be given to each Member not less than five nor

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more than sixty days before the date of the meeting, by or at the direction of the Directors, the Chairman or the President. The notice shall be given as provided in Section 12.1.
     6.4 Meeting of all Members. If all of the Members shall meet at any time and place, either within or outside of the State of Iowa, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting lawful action may be taken.
     6.5 Record Date. The record date for the purpose of determining the Members entitled to notice of or to vote at any meeting of the Members shall be the date on which notice of the meeting is given, or if no notice is required to be given of such meeting, the date of the meeting. A determination of the Members entitled to notice of or to vote at any meeting of the Members which has been made as provided in this Section shall also apply to any adjournment of the meeting in question.
     6.6 Voting Rights of Members. The Members shall have one vote for each Unit held by them, and the Members shall be entitled to vote on any and all acts, matters, decisions, questions or other determinations on which the vote of the Members is expressly and affirmatively required by this Agreement. A Member abstaining on any vote shall be counted present for quorum purposes, but the Units of the Member will not be counted as votes cast for or against the act, matter, decision, question or other determination in question.
     6.7 Quorum. The Members holding at least twenty-five percent (25%) of the issued and outstanding Units, represented in person or by proxy or written ballot pursuant to Section 6.9, shall constitute a quorum at any meeting of the Members. In the absence of a quorum at a meeting of the Members, the Members holding a majority of the issued and outstanding Units represented at the meeting may adjourn the meeting from time to time without further notice. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.
     6.8 Manner of Acting. Subject to the following paragraph in this Section, the affirmative vote of the Members holding at least a majority of the issued and outstanding Units represented at a meeting at which a quorum of the Members is present shall be the act of the Members with respect to all votes, acts, matters, decisions, questions or other determinations whatsoever to be taken or made by the Members under the Articles of Organization, this Agreement, the Iowa Act (including under Section 490A.1203 of the Iowa Act) or otherwise, including with respect to all of the acts and matters specified in Section 4.15, the election of the Directors under Sections 4.2 or 4.10, the removal of a Director under Section 4.9, the compromise of the obligation of any Member to make all or any part of the Member’s Capital Contribution or to return money or other property paid or distributed to a Member in violation of the Iowa Act, and the amendment or restatement of this Agreement or the Articles of Organization.
     Notwithstanding the foregoing or any other term or condition of this Agreement or the Iowa Act which may appear to be to the contrary, however, additions, deletions, amendments, restatements or other modifications may be made to this Agreement or the Articles of

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Organization by the Directors without the vote, consent or other approval of the Members to do or effectuate any one or more of the following: (i) change the name of the Company; (ii) cure or correct any ambiguity, correct or supplement any incorrect, erroneous or inconsistent provisions or add any provisions which will not be inconsistent with the terms of this Agreement or the Articles of Organization; (iii) delete any provision of, add any provision to, or amend or modify any provision of this Agreement or the Articles of Organization as required or suggested by any governmental or regulatory authority, including any securities or tax authority; (iv) attempt to ensure that the Company is not taxed as a corporation; (v) effect the intent of the distributions and/or allocations set forth in this Agreement to the maximum extent possible in the event of a change in applicable laws affecting such distributions and/or allocations; (vi) qualify or maintain the qualification of the Company as a limited liability company in any jurisdiction; (vii) address or respond to any new or any change or changes in the Iowa Act and/or applicable tax or other laws, rules, regulations, rulings, procedures, orders, interpretative notices or otherwise; and (viii) reflect the admission or withdrawal of any Members. No addition, deletion, amendment, restatement or other modification shall, however, be adopted pursuant to this paragraph unless the adoption thereof: (1) is not materially adverse to the interests of the Company and the Members as a whole, (2) does not materially affect the distributions or allocations provided for in Sections 7.2, 8.1 and 8.2, and (3) does not change the status of the Company as a limited liability company or the status of the Company as a partnership for tax purposes. The Directors will provide the Members with a copy of any addition, deletion, amendment, restatement or other modification adopted by the Directors pursuant to this paragraph.
     At all meetings of the Members, the Chairman, or in the absence of the Chairman, the Vice Chairman, or in the absence of the Vice Chairman, the individual designated by the vote of the Members holding at least a majority of the issued and outstanding Units represented at the meeting in question, shall preside over and act as chairperson of the meeting. At all meetings of the Members, the Secretary, or in the absence of the Secretary, the individual designated by the chairperson of the meeting in question, shall act as secretary for the meeting. The business at all meetings of the Members shall be transacted in such order and with such procedures as the chairperson may from time to time determine.
     The Members may adopt rules and regulations for the conduct of the meetings of the Members, so long as such rules and regulations are not inconsistent with the Articles of Organization, this Agreement or applicable law.
     6.9 Proxies; Voting by Ballots. At all meetings of the Members, a Member may vote in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact of the Member. Any such proxy must be filed with the Company before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise expressly provided in the proxy.
     The Directors may determine that the vote on any one or more particular items, matters or questions to be voted on by the Members may include the use of a written ballot which is given to the Members in any manner provided in Section 12.1 along with the notice of the meeting at which the particular item, matter or question will otherwise be presented to the Members. The Directors may establish the form of written ballot and such methods, processes and procedures

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for the return and delivery of written ballots to the Company and for the opening and tabulation of the results of all items, matters and questions voted upon by written ballot as the Directors determine to be appropriate from time to time. The Directors shall cause the results of the voting by the written ballots which are returned before the Member meeting to be determined and tabulated prior to the time of the Member meeting in question, and shall announce such results at the Member meeting. The vote of the Members in attendance at the Member meeting in question who did not vote upon the item, matter or question by means of the written ballot shall be taken at the meeting, if a quorum is present, by use of the written ballot and otherwise in the manner provided by this Agreement, and such votes shall be included with the votes previously obtained by the written ballots in order to determine the results of the voting on the item, matter or question. If a written ballot is properly completed and timely returned, the Units represented by the written ballot will be voted at the Member meeting in question in accordance with the instructions contained in the written ballot. If a Member attends the Member meeting in question and desires to revoke or withdraw the Member’s written ballot which was returned before the Member meeting, the Member may do so by notifying the chairperson or the secretary of the Member meeting at any time prior to the vote on the item, matter or question at the Member meeting, in which case such Member shall be entitled to vote on the item, matter or question in the manner as otherwise contemplated by this Section.
     A Member who is not present in person at a Member meeting but who has returned a written ballot with respect to any item, matter or question which is presented to the Members at such meeting shall be counted present for purposes of determining whether a quorum is present to act on the item, matter or question with respect to which the Member returned a written ballot, but shall not be counted present for purposes of determining the presence of a quorum to transact any other business at the Member meeting in question.
     No proposals may be made by any Member or any Director from the floor at any meeting of the Members with respect to any item, matter or question which was presented to the Members by written ballot pursuant to this Section, including to table any such item, matter or question.
     The use of a written ballot for any item, matter or question to be voted upon by the Members shall not be deemed to be or constitute a solicitation of votes on behalf of the Directors or to otherwise be a solicitation of votes or of a proxy on behalf of any Person.
     6.10 Action Without a Meeting; Telephonic Meetings. Any action required or permitted to be taken at a meeting of the Members may be taken without a meeting and without notice if (i) the action is taken by the Members holding at least seventy-five percent (75%) of the issued and outstanding Units, and (ii) one or more written consents or written actions describing the action taken are signed by such Members. Any such written consent or written action shall be effective when the last such Member signs the written consent or written action, unless the written consent or written action specifies a different effective date. The record date for determining the Members entitled to take action without a meeting shall be the date the first Member signs the written consent or written action in question. Any such written consent or written action shall be placed in the minute book of the Company or otherwise retained in the records of the Company. The Company shall forward prompt notice of the taking of action

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without a meeting by the Members by less than unanimous consent of the Members to each Member who did not sign the written consent or written action in question. Any written consent or written action of the Members may be executed in counterparts, and may be given and received by the Company and any or all of the Members by any form of electronic transmission as provided in Section 12.1.
     The Members may hold any meeting, and a Member may participate in any meeting, by any means of communication, including telephone or video conference call or other telecommunications equipment or methods, by means of which all of the Members participating in the meeting can simultaneously hear each other during the meeting. A Member participating in a meeting by any such means or methods is deemed to be in attendance at and present in person at the meeting.
     6.11 Member Representative. Any Member that is not an individual shall designate and appoint at least one individual to act as the representative of the Member for all purposes related to the Company, including for purposes of participation of the Member in all meetings of the Members, the voting of the Units of the Member, the execution of any written consent or written action evidencing action of the Members taken without a meeting, and the giving of a proxy by the Member. A Member may change the identity of any of the Member’s representatives at any time and from time to time, but shall provide written notice thereof to the Chairman, the President or the Secretary or any two Directors, with any such notice to only be effective upon receipt by the Chairman, the President, the Secretary or a Director. Any action taken by any individual who has been designated by a Member pursuant to this Section shall be binding upon such Member and may be relied upon, and acted on, by the Company, the Directors and all of the Members, without inquiry to, or confirmation from, such Member or any other individual who has been designated by the Member pursuant to this Section.
     6.12 Waiver of Notice. A Member may waive any notice required by applicable law or this Agreement if the waiver is in writing and is signed by the Member, and whether before or after the date and time stated in such notice. A waiver of notice shall be equivalent to notice in due time as required by applicable law or this Agreement. The attendance of a Member (in person or by proxy or written ballot pursuant to Section 6.9) at, or participation in, a meeting shall constitute a waiver of notice of such meeting and of objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the Member, at the beginning of the meeting or promptly upon arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.
ARTICLE 7
CONTRIBUTIONS TO THE COMPANY, UNITS AND CAPITAL ACCOUNTS
     7.1 Units; Issuance of Units. Each Member’s Capital Contribution shall be represented by Units, but the Directors may determine to issue Units to a Person without the Person making a Capital Contribution, or being obligated to make a Capital Contribution, to the Company.

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     An unlimited number of Units are hereby authorized.
     The number of Units to be issued to any Additional Member and any Capital Contribution for such Units shall be determined by the Directors as provided in Section 9.4.
     The Directors shall also determine the number of Units, if any, which shall be issued from time to time to any existing Member and any Capital Contribution for any such Units.
     No subsequent Capital Contributions may be required of any Member unless otherwise agreed to at the time of, or as imposed as a condition to, the issuance of Units to the Member in question.
     No Member shall have any preemptive or other right to acquire any Units as the Directors may from time to time determine to issue to any Person.
     7.2 Capital Accounts.
     (a) A separate Capital Account will be maintained for each Member. Each Member’s Capital Account will be increased by (i) the amount of money contributed by such Member to the Company; (ii) the Gross Asset Value (as defined in Section 7.4) of property contributed by such Member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Section 752 of the Code); and (iii) the amount of Net Profits allocated to such Member. Each Member’s Capital Account will be decreased by (i) the amount of money distributed to such Member by the Company; (ii) the Gross Asset Value of property distributed to such Member by the Company (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to under Section 752 of the Code); (iii) the amount of Net Losses allocated to such Member; and (iv) the Member’s share of expenditures described in Section 705(a)(2)(B) of the Code, unless such expenditures have already been deducted in determining Net Profits or Net Losses, as the case may be.
     (b) In the event of a permitted sale or exchange of a Unit, the Capital Account of the transferor shall become the Capital Account of the transferee to the extent it relates to the transferred Unit, subject to Section 9.5.
     (c) The manner in which Capital Accounts are to be maintained pursuant to this Section is intended, and shall be construed, so as to comply with the requirements of Section 704(b) of the Code and the Treasury Regulations promulgated thereunder, and in the event there exists any inconsistency, the Code and said Treasury Regulations shall control.
     (d) Upon liquidation of the Company, distributions will be made to the Members in accordance with Section 10.2.

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     7.3 No Demand of Member Capital. A Member shall not be entitled to demand or receive from the Company the return of the Member’s Capital Contribution or Capital Account, or the liquidation of the Member’s Units, until the Company is dissolved in accordance with this Agreement.
     7.4 Gross Asset Value. The term “Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:
     (a) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors.
     (b) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Directors, as of the following times or such other times as permitted by the Treasury Regulations: (i) the acquisition of a Unit or Units by any Additional Member or existing Members in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of property as consideration for a Unit; and (iii) the liquidation of the Company within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations; provided, however, that adjustments pursuant to the preceding clauses (i) and (ii) shall be made only if the Directors determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members.
     (c) The Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the gross fair market value of such asset on the date of distribution, as determined by the Directors.
     (d) The Gross Asset Values of Company assets shall be increased or decreased, as the case may be, to reflect any adjustments to the adjusted basis of such assets pursuant to Section 734(b) or Section 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent that the Directors determine that an adjustment pursuant to subparagraph (b) immediately above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d).
     (e) Notwithstanding anything in this Agreement which may appear to be to the contrary, if the Gross Asset Value of any asset differs from its adjusted tax basis for federal income tax purposes at the beginning of any Fiscal Year, then the depreciation for such asset shall, for purposes of determining each Member’s Capital Account, be determined in accordance with its Gross Asset Value and not its adjusted tax basis, and the Gross Asset Value of such asset shall be adjusted to account for such depreciation.

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     7.5 Units May Be Referred to as Stock, Shares or Securities. The Units may be referred to as “stock”, “shares”, “securities” or other terms in any reports or other documents required to be filed by the Company or any Member with any governmental or regulatory authority, including the Securities and Exchange Commission, if required by, or as may be necessary or appropriate in order to be consistent with, any such report or document or any applicable law, rule or regulation.
ARTICLE 8
ALLOCATIONS AND INCOME TAX; DISTRIBUTIONS
     8.1 Allocations of Profits and Losses from Operations.
     (a) Except as may be otherwise required by Section 704(c) of the Code, the Net Losses and the Net Profits of the Company for each Fiscal Year shall be allocated among the Members pro rata based upon the respective number of Units held by the Members. Any credit available for income tax purposes shall be allocated among the Members in like fashion.
     (b) Notwithstanding subparagraph (a) immediately above, no loss shall be allocated to a Member if such allocation would cause such Member’s Adjusted Capital Account to become negative or to increase the negative balance thereof.
     (c)(1) In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) of the Treasury Regulations, items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the deficit balance of the Adjusted Capital Account of such Member as quickly as possible, provided that an allocation pursuant to this subparagraph (c)(1) shall only be made if and to the extent such Member would have a deficit balance in the Member’s Adjusted Capital Account after all other allocations provided for in this Section 8.1 have been made as if this subparagraph (c)(1) were not in this Agreement.
     (2) In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement, if any, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of subparagraphs 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this subparagraph (c)(2) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 8.1 have been made as if subparagraph (c)(1) immediately above and this subparagraph (c)(2) were not in this Agreement.

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     (d)(1) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, and notwithstanding any other provision of this Section 8.1, if there is a net decrease in partnership minimum gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member’s share of the net decrease in partnership minimum gain, determined in accordance with Section 1.704-2(g) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This subparagraph (d)(1) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.
     (2) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, and notwithstanding any other provision of this Section 8.1, if there is a net decrease in partner nonrecourse debt minimum gain attributable to a partner nonrecourse debt during any Fiscal Year, each Member who has a share of the partner nonrecourse debt minimum gain attributable to such partner nonrecourse debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member’s share of the net decrease in partner nonrecourse debt minimum gain attributable to such partner nonrecourse debt, determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This subparagraph (d)(2) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.
     (3) Nonrecourse deductions for any Fiscal Year shall be specially allocated among the Members pro rata based upon the respective number of Units held by the Members.
     (4) Any partner nonrecourse deductions for any Fiscal Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the partner nonrecourse debt to which such partner nonrecourse deductions are attributable in accordance with Section 1.704-2(i)(1) of the Treasury Regulations.
     (e) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) or Section 743(b) of the Code is required, pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations, to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital

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Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.
     (f) Notwithstanding any other provision of this Agreement, the Regulatory Allocations shall be taken into account in allocating items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred. For purposes of applying the foregoing sentence, allocations pursuant to this subparagraph (f) shall only be made with respect to allocations pursuant to subparagraph (e) immediately above to the extent the Directors determine that such allocations will otherwise be inconsistent with the economic agreement among the Company and the Members as set out in this Agreement.
     (g) The Directors shall have discretion, with respect to each Fiscal Year, to (i) apply the provisions of subparagraph (f) immediately above in whatever order is likely to minimize the economic distortions that might otherwise result from the Regulatory Allocations, and (ii) divide all allocations pursuant to subparagraph (f) immediately above among the Members in a manner that is likely to minimize such economic distortions.
     8.2 Distributions. All distributions of cash or other property to the Members shall be made to the Members pro rata based upon the respective number of Units held by the Members. All such distributions shall only be made in such amounts and at such times as are determined by the Directors from time to time, but subject to Section 8.3. Without limiting the generality of the foregoing, the Directors have the authority to make the determination of whether any distribution which is declared by the Directors shall be made in the form of cash, debt, property or otherwise.
     The record date for the determination of the Members entitled to receive a distribution shall be the date determined by the Directors, but in the absence of the Directors specifying a record date for a distribution, the date on which the resolution declaring the distribution to the Members is adopted by the Directors shall be the record date for such distribution.
     All amounts withheld pursuant to the Code or any provisions of foreign, federal, state or local tax law with respect to any payment or distribution to any Member or Members from the Company shall be treated as amounts distributed to the relevant Member or Members pursuant to this Section.
     This Section is not applicable to distributions payable to the Members upon the dissolution and winding up of the Company, which distributions are governed by Section 10.2.
     8.3 Limitation Upon Distributions. A distribution shall not be made to any Member pursuant to Section 8.2 if, after giving it effect, either of the following would result: (i) the Company would not be able to pay its debts as they became due in the usual course of business, or (ii) the Company’s total assets would be less than the sum of its total liabilities, plus the

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amount that would be needed, if any, if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of any Members, if any, whose preferential rights are superior to the rights of the Members receiving the distribution. The Directors may base a determination that a distribution is not prohibited under this Section on any financial statements or other documents or any other valuations or methods permitted by the Iowa Act.
     8.4 No Interest on Capital Contributions. No Member shall be entitled to interest on the Member’s Capital Contribution.
     8.5 Loans to Company. Nothing in this Agreement shall prevent any Member from making secured or unsecured loans to the Company.
     8.6 Returns and Other Elections. The Directors shall cause the preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business. All elections required or permitted to be made by the Company under federal, state or foreign tax or other laws shall be made by the Directors, including the following:
     (a) to the extent permitted by applicable law and regulations, to elect to use an accelerated depreciation method on any depreciable unit of the assets of the Company; and
     (b) in the event of a transfer of all or part of any Unit of any Member, to elect, pursuant to Sections 734, 743 and 754 of the Code, to adjust the basis of the assets of the Company.
     8.7 Tax Matters Partner. The Directors may designate the Tax Matters Partner of the Company for purposes of Chapter 63 of the Code and the Treasury Regulations thereunder. The Tax Matters Partner may be changed from time to time by the Directors.
ARTICLE 9
TRANSFERABILITY OF UNITS; SUBSTITUTE MEMBERS;
ADDITIONAL MEMBERS
     9.1 Assignment of Units. A Member may not sell, transfer, assign or otherwise dispose of or convey any of the Member’s Units, in whole or in part and whether voluntarily or involuntarily (including under or pursuant to any pledge or other collateral or security agreement) or by operation or any act or process of law or equity, or otherwise, or pledge, grant a security interest, lien, or other encumbrance in or against any or all of the Member’s Units (with each and all of the foregoing generally and collectively referred to in this Article as an “assignment”), except with the prior approval of the Directors and in compliance and accordance with all such policies and procedures as may be adopted from time to time by the Directors . The Directors may adopt and implement such policies and procedures (collectively, and as amended from time to time, the “Unit Assignment Policy”) for any reasonable purpose, as determined by

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the Directors. A reasonable purpose shall in all events include prohibiting, restricting, limiting or placing conditions on any assignments which would or might reasonably be determined to (i) violate or cause the Company to violate or to otherwise be in noncompliance with any applicable law, rule, regulation or order, including any foreign, federal, state or local securities law, rule, regulation or order; (ii) cause the Company to be taxed as a corporation for tax purposes, including by reason of Section 7704 of the Code; (iii) result in the termination of the Company or the Company’s tax year for tax purposes, including under Section 708 of the Code, or cause the application to the Company of Sections 168(g)(1)(B) or 168(h) of the Code or similar or analogous rules; or (iv) require the Company to become licensed, registered or regulated as an investment company, a broker-dealer or any other form of regulated entity under any applicable foreign, federal, state or local law, rule, regulation or order. The Company shall make a copy of the then current Unit Assignment Policy available to each Member upon the Member’s reasonable request from time to time.
     An assignment of a Unit does not entitle the assignee to vote the Units or to otherwise participate in the management of the Company, or to become or to exercise any rights of a member of the Company, but rather only entitles the assignee to receive the allocations and distributions to which the assignor would have otherwise been entitled to with respect to such Unit, unless and until the assignee also complies with Section 9.2.
     An assignment of a Unit does not release the assignor from any debts, liabilities or obligations of the assignor to the Company.
     The Directors shall not be required to act upon any proposed assignment of any Unit until the next regularly scheduled meeting of the Directors which follows the date on which the Company receives a completed and executed unit assignment application from the assignor and the assignee. An assignment of a Unit which is approved by the Directors shall be effective for all purposes (including for purposes of allocations and distributions) as of the date determined by the Directors, but such date must be within 32 days of the date of the approval of the assignment by the Directors.
     9.2 Right of Assignee to Become a Member. An assignee of a Unit pursuant to an assignment made in accordance with Section 9.1 who is not already a Member at the effective time of the assignment may become a Substitute Member with respect to the Unit if the assignee executes and delivers to the Company an addendum or agreement, in form and content acceptable to the Directors or the President, whereby, among such other terms as may be required by the Directors or the President, such assignee shall accept, adopt and otherwise become a party to the Articles of Organization and this Agreement. No vote or consent of any of the Directors or the Members shall be necessary in order for such an assignee to become a Substitute Member; provided, however, that the assignee shall become a Substitute Member effective as of the date determined by the Directors, but such date must be within 32 days of the date the Directors receive the addendum or agreement contemplated by this paragraph.
     An assignee of a Unit pursuant to an assignment made in accordance with Section 9.1 and who is already a Member at the effective time of the assignment shall become a Substitute Member with respect to the Unit effective immediately upon the effective time of the

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assignment, and such assignee shall be conclusively deemed to have accepted the Unit subject to and upon the terms and conditions of the Articles of Organization and this Agreement. The Directors or the President may, however, require such an assignee to execute and deliver to the Company an addendum or agreement, in form and content acceptable to the Directors or the President, whereby, among such other terms as may be required by the Directors or the President, such assignee confirms that the assignee has accepted, adopted and is a party to the Articles of Organization and this Agreement.
     The Company may, in its sole discretion, require the assignee and/or the assignor in any assignment to pay and reimburse the Company for all costs and expenses incurred by the Company, including legal and accounting fees, in connection with the assignment.
     An assignee who has become a Substitute Member has, with respect to the Units assigned, all of the rights and powers, and is subject to all of the restrictions and liabilities, of a Member under the Articles of Organization, this Agreement and the Iowa Act.
     In the event an assignee is a minor or is otherwise legally unable to execute the addendum or agreement contemplated by this Section, the addendum or agreement shall be executed by the assignee’s conservator or other guardian or legal representative.
     9.3 Assignments Not In Compliance With this Agreement. An assignee of Units pursuant to an assignment which was not made pursuant to and upon the terms and conditions of this Agreement and the Unit Transfer Policies shall not have any rights whatsoever as a Member (whether to receive allocations or distributions, any notices to Members, to vote, or otherwise) unless and until such assignee has complied with the terms and conditions of this Agreement and the Unit Assignment Policy, and such assignment shall be of no force and effect whatsoever until such compliance has been obtained and satisfied.
     9.4 Admission of Additional Members. The Directors may at any time and from time to time admit any Person as a Member by the sale and issuance of such number of Units to the Person and upon such other terms and conditions as are determined by the Directors, including the nature and amount of any Capital Contribution to be made by the Person for such Units. A Person shall be admitted as a Member with respect to the Units in question upon receipt by the Company of (i) the Person’s Capital Contribution, if any, and (ii) an executed addendum or other agreement satisfactory to the Directors or the President whereby, among such other terms as may be required by the Directors or the President, the Person accepts, adopts and otherwise becomes a party to this Agreement; or at such earlier or later date as may be specified by the Directors at the time of acceptance of the Person’s Capital Contribution. No subsequent Capital Contributions may be required of any Member unless otherwise expressly agreed at the time of, or as imposed as a condition to, the issuance of Units to such Member.
     9.5 Allocations to Assignees and to Additional Members. No assignee of a Unit or Additional Member shall be entitled to any retroactive allocation of losses, income or expense deductions incurred by the Company. The Directors may, at their option, at the time an assignee or Additional Member is admitted, close the Company books (as though the Company’s tax year had ended) or make pro rata allocations of loss, income and expense deductions to the assignee

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or Additional Member for that portion of the Company’s Fiscal Year in which the assignee or Additional Member, as the case may be, was admitted, in accordance with the provisions of Section 706(d) of the Code and the Treasury Regulations promulgated thereunder.
     9.6 Repurchase of Units by the Company. Any Member may at any time, but has no obligation to, tender any or all of the Units owned by that Member to the Company for purchase by the Company in accordance with the following:
     (a) Any Member desiring to tender any of the Units owned by the Member to the Company (the “Tendering Member”) must provide written notice of such desire to the Company (the “Tender Notice”). The Tender Notice must include, at a minimum, the name of the Tendering Member, the number of Units being tendered to the Company (the “Tendered Units”), and a statement that the tender is being made pursuant to this Section. The Company may require the Tender Notice to be on a form provided by the Company. A Tender Notice may be revoked at any time prior to the acceptance of the Tender Notice by the Company, by the Tendering Member providing written notice to that effect to the Company, but any such revocation notice shall only be deemed effective when received by the Company. The Company will consider Tender Notices in the order in which they are received by the Company.
     (b) Subject to the satisfaction of the UMS Condition (as that term is defined in subparagraph (g) below), the Company shall have the right and option, but shall not be obligated, to purchase all, but not less than all, of the Tendered Units at any time within 45 days after the date on which the Company receives the Tender Notice. The Company may exercise such right and option by giving written notice thereof to the Tendering Member (the “Exercise Notice”) at any time within such 45-day period. If the Company fails to give an Exercise Notice within that 45-day period, the Company shall be deemed to have declined to exercise its right and option to purchase the Tendered Units.
     (c) If the Company elects to purchase the Tendered Units, the closing of the sale and purchase shall occur on the date specified by the Company in the Exercise Notice (the “Closing Date”); provided, however, that the Closing Date must be at least 60 calendar days after, and shall not be more than 90 calendar days after, the date on which the Company received the Tender Notice.
     (d) The per-Unit purchase price for the Tendered Units shall be the Discounted Average UMS Price (as that term is defined below) during the calendar quarter last ended before the date on which the Company received the Tender Notice. The Discounted Average UMS Price shall accordingly only be established four times during the Company’s taxable year.
     (e) The aggregate purchase price payable by the Company for the Tendered Units shall be payable by the Company in full, by check of the Company, on the Closing Date upon receipt of the certificate or certificates for the Tendered Units from the Tendering Member, duly endorsed for transfer or accompanied by separate transfer powers in form and content acceptable to the Company.

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     The Tendering Member shall be deemed, by submitting the Tender Notice to the Company and by surrendering the certificates for the Tendered Units to the Company, to represent and warrant to the Company that all of the Tendered Units are being sold and transferred to the Company free and clear of any and all liens, restrictions on transferability, reservations, security interests, pledge agreements, buy-sell agreements, tax liens, charges, contracts of sale, voting agreements, voting trusts, options, proxies and other claims, demands, encumbrances and restrictions whatsoever. The Tendering Member shall defend, indemnify and hold the Company harmless from and against any suit, action, proceeding, claim, counterclaim, loss, liability, damage, amount, cost and/or expense (including court costs and attorneys’ fees) in any way related to, connected with or arising or resulting from any breach of that representation and warranty by the Tendering Member.
     (f) The term “Discounted UMS Average Price” means the amount determined by subtracting (1) the amount which is twenty percent (20%) of the UMS Average Price (as that term is defined below), from (2) the UMS Average Price. The term “UMS Average Price” means the amount determined by dividing (1) the aggregate amount paid by all buyers of Units pursuant to the Unit Matching Service (as that term is defined below) of the Company in transactions which closed during the calendar quarter last ended before the date on which the Company received the Tender Notice, by (2) the aggregate number of Units sold to those buyers. The term “Unit Matching Service” means the unit matching service as made available by the Company from time to time on the Company’s website. The Company has no obligation, however, to continue to maintain the Unit Matching Service.
     (g) The Company’s right and option to purchase any Tendered Units pursuant to this Section is conditioned upon there having been at least two sales of Units pursuant to the Unit Matching Service which closed during the applicable calendar quarter (the “UMS Condition”), and if the UMS Condition is not satisfied and met, the Tender Notice shall be deemed to be of no force or effect and the Company shall notify the Tendering Member of such fact.
     This Section is intended to constitute a redemption or repurchase agreement under Section 1.7704-1(f) of the Treasury Regulations, as amended from time to time, and is intended to, and shall be interpreted so as to, meet the requirements of Section 1.7704-1(f) of the Treasury Regulations. Without limiting the Company’s right to decline to purchase any Tendered Units, for any reason and in the Company’s sole discretion, the Company shall decline to purchase any Tendered Units pursuant to this Section if such purchase would cause a violation of Section 1.7704-1(f) of the Treasury Regulations.

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ARTICLE 10
DISSOLUTION AND TERMINATION
     10.1 Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the occurrence of any of the following events:
     (a) at the time or on the happening of an event expressly specified in the Iowa Act to cause dissolution, which at the date of this Agreement were the events specified in Sections 490A.1302 and 490A.1312 of the Iowa Act; or
     (b) upon the affirmative vote of the Members taken or obtained in accordance with Article 6.
     10.2 Distribution of Assets Upon Dissolution. Upon the winding up of the Company, the assets of the Company shall be distributed in the following order:
     (a) to creditors, including Members who are creditors (to the extent permitted by applicable law) in satisfaction of the liabilities of the Company, other than for distributions to Members under Sections 490A.803 or 490A.805 of the Iowa Act;
     (b) to the Members and former members of the Company in satisfaction of liabilities for distributions, if any, under Sections 490A.803 or 490A.805 of the Iowa Act;
     (c) to the Members in proportion to, and to the extent of, the positive balances in their respective Capital Accounts, as determined after taking into account all Capital Account adjustments for the Company’s Fiscal Year in which the dissolution occurs; and then
     (d) to the Members, pro rata based upon the respective number of Units held by the Members.
     10.3 Articles of Dissolution. When all debts, liabilities and obligations of the Company have been paid and discharged or reasonably adequate provisions therefor have been made and all of the remaining property and assets have been distributed to the Members, articles of dissolution and any other necessary or appropriate documents, as determined by the Directors, shall be executed and filed with the Iowa Secretary of State and with such other governmental, regulatory or other authorities as are determined by the Directors. Thereafter, the existence of the Company shall cease, except for the purpose of suits, other proceedings and appropriate action as may be expressly provided in the Iowa Act. The Directors and the officers of the Company shall have authority to distribute any property of the Company discovered after dissolution, convey real estate and take all such other action as the Directors or the officers may determine to be necessary or appropriate on behalf of and in the name of the Company.
     10.4 Winding Up. Upon dissolution each Member shall look solely to the assets of the Company for the return of the Member’s Capital Account or to pay any distributions owed to

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the Member. If the Company property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the Capital Account of a Member, or to pay any distributions owed to the Member, such Member shall have no recourse against the Company, any Director, any officer of the Company or any other Member. Further, no Member shall be required to restore any deficit in the Member’s Capital Account and any such deficit shall not be treated as an asset of the Company. The winding up of the affairs of the Company and the distribution of its assets shall be conducted exclusively by the Directors and the officers of the Company, and the Directors and the officers of the Company are hereby authorized to take all actions necessary or appropriate to accomplish such winding up and distribution, including selling any assets of the Company the Directors or any officer deem necessary or appropriate to sell and the actions permitted by Sections 490A.1306 and 490A.1307 of the Iowa Act.
ARTICLE 11
INDEMNIFICATION
     The Company shall indemnify and advance or reimburse expenses to each Director and each officer of the Company for liability incurred by them in such capacities, or arising out of their status as such, to the full and maximum extent authorized or permitted by the Iowa Act or other applicable law, but the Company shall, at a minimum, in all events indemnify each Director and each officer of the Company for liability to the same extent, and to the full and maximum extent, that a corporation has authority to indemnify and advance or reimburse expenses to a director under the Iowa Business Corporation Act, including pursuant to the exercise of all permissive powers of indemnification under the Iowa Business Corporation Act.
     If the Iowa Act, the Iowa Business Corporation Act or other applicable law is hereafter amended to authorize broader, additional or further indemnification, then the indemnification obligations of the Company shall be deemed to be amended automatically, and without any further action, to require indemnification and advancement and reimbursement of funds to pay for or reimburse expenses of the Directors and the officers of the Company to the full and maximum extent then permitted by law. Any repeal or modification of this Article, the Iowa Act, the Iowa Business Corporation Act or other applicable law shall not limit or adversely affect any indemnification or other obligations of the Company under this Article with respect to any acts or omissions occurring, in whole or in part, on or at any time prior to, or any state of facts existing, in whole or in part, at or any time prior to, the time of such repeal or modification. Each Person who is now serving or who shall hereafter serve as a Director or an officer of the Company shall be deemed to be doing so in reliance upon the rights provided for in this Article, and such rights shall continue as to a Person who has ceased to be a Director or an officer of the Company, as the case may be, and shall inure to the benefit of the heirs, executors, legal or personal representatives, administrators and successors of such a Person. If this Article or any portion of this Article shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each Director and officer of the Company to the full and maximum extent permitted by any portion of this Article that shall not have been invalidated.

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     Except only as may be limited by the express and affirmative requirements of the Iowa Act, the indemnification and advancement and reimbursement of expenses provided by or granted pursuant to this Article shall not be deemed exclusive of any other rights which a Director or an officer of the Company may have or hereafter acquire or become entitled to under any law or regulation, the Articles of Organization, this Agreement or another agreement, vote of the Directors, vote of the Members or otherwise.
     The Company may, by action of the Directors, provide indemnification to such of the Members, employees and agents of the Company, and to such extent and to such effect, as the Directors may from time to time determine to be appropriate.
     The Company may purchase and maintain insurance, at its expense, to protect itself and any Person who is or was a Director, Member, officer, employee or agent of the Company, or while a Director, Member, officer, employee or agent of the Company, is or was serving at the request of the Company as a manager, member, director, officer, partner, trustee, employee or agent of a limited liability company, corporation, partnership, limited partnership, joint venture, trust, employee benefit plan or other Person, entity or enterprise, against any liability asserted against such Person and incurred by such Person in such capacity, or arising out of such Person’s status as such, and whether or not the Company would have the power to indemnify such Person against such liability under the provisions of this Article, the Iowa Act or otherwise. The Company may create a trust fund, grant a security interest and/or use other means (including letters of credit, surety bonds and/or similar arrangements), as well as enter into contracts providing for indemnification to the maximum extent permitted by law and including as a part thereof any or all of the foregoing, to ensure the payment of such sums as may be necessary to effect full indemnification. The Company’s obligation to make indemnification and to pay expenses pursuant to this Article shall be in excess of any insurance purchased and maintained by the Company and such insurance shall be primary. To the extent that indemnity or expenses of a Person entitled to indemnification and payment of expenses pursuant to this Article are paid on behalf of or to such Person by such insurance, such payments shall be deemed to be in satisfaction of the Company’s obligation to such Person to make indemnification and to pay expenses pursuant to this Article.
ARTICLE 12
MISCELLANEOUS PROVISIONS
     12.1 Notices. Subject to the last paragraph in this Section 12.1, all notices, demands, requests and other communications desired or required to be given hereunder (“Notices”), shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, addressed to the address for Notices.
     Subject to the last paragraph in this Section 12.1, all Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of such Notice to the address for Notices; (ii) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three

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business days after depositing the Notice in the United States mail as set forth in the preceding paragraph.
     Subject to the last paragraph in this Section 12.1, all Notices to a Director or a Member shall be addressed to the address of the Director or Member, as the case may be, as it appears in the Company’s records, and all Notices to the Company shall be sent to the registered agent and office of the Company as set forth in the records of the Iowa Secretary of State, or to such other Persons or at such other place as the Director, Member or the Company, as the case may be, may by Notice designate as a place for service of Notice.
     Notwithstanding the foregoing or any other term or condition of this Agreement, or otherwise, which may appear to be to the contrary, any notice, demand, request or other communication desired or required to be given by the Company under this Agreement may be given by the Company to a Director or to a Member by any form of electronic transmission, and any notice given by any form of electronic transmission shall be deemed to be the equivalent of written notice for all purposes, and such electronic transmission and notice shall be deemed to be given and effective upon the Company’s transmission thereof to the Director or the Member in question. An electronic transmission may include any process of communication not involving the physical transfer of paper that is suitable for the retention, retrieval and reproduction of information by the recipient, and shall include e-mail to the last e-mail address as may from time to time be supplied to the Company by any Director or Member. Each Director and Member shall be responsible for notifying the Company in writing of any change in the e-mail address of such Director or Member. Notwithstanding any term or condition of this Agreement, or otherwise, which may appear to be to the contrary, any written consent or written action by any Director or by any Member may also be given and received by the Company and by the Director or the Member, as the case may be, by any form of electronic transmission.
     12.2 Application of Iowa Law. This Agreement, and the application and interpretation hereof, shall be governed by and construed in accordance with the laws of the State of Iowa, and specifically the Iowa Act, but without regard to provisions thereof relating to conflicts of law. In the event of any conflict or inconsistency between any term or condition of this Agreement and any provision of the Iowa Act, the term or condition of this Agreement shall, unless otherwise expressly prohibited by the Iowa Act, govern and control to the full extent of such conflict or inconsistency.
     12.3 Waiver of Action for Partition. Each Member unconditionally and irrevocably waives any right that the Member may have to maintain any action for partition with respect to any of the assets or properties of the Company.
     12.4 Execution of Additional Instruments; Power of Attorney to Directors. Each Member agrees to execute such other and further statements of interest and holdings, designations, powers of attorney and other instruments necessary to comply with any laws, rules or regulations, or to evidence the authority of the Directors or the officers of the Company under this Agreement.

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     Without limiting the generality of the foregoing, and in addition thereto, each Member hereby constitutes and appoints each and all of the Directors, acting singly or together, as the Member’s true and lawful agent and attorney in fact, with full power and authority and in such Member’s name, place and stead, to make, execute, acknowledge, deliver, file and record all such documents and instruments as may be appropriate to carry out the intent and purposes of this Agreement or the business and affairs of the Company, including any amendments or restatements of this Agreement or the Articles of Organization as may be approved or adopted by the Directors and/or the Members from time to time in accordance with this Agreement. The foregoing power of attorney is coupled with an interest and shall be irrevocable and survive the death or incapacity of each Member, may be exercised by the Directors by a single signature of a Director acting as attorney in fact for all of the Members, and shall survive any assignment of Units by a Member.
     12.5 Construction. Words and phrases herein shall be construed as in the singular or plural number, and as masculine, feminine or neuter gender, according to the context, including, without limitation, all references to “Directors” or “Director” or to “Members” or “Member” during any period of time that the Company only has, respectively, one Director or one Member. The use of the words “herein”, “hereof”, “hereunder” and other similar compounds of the word “here” refer to this entire Agreement and not to any particular article, section, paragraph or provision. Any reference to an “Article” or a “Section” or “Schedule” in this Agreement is to the article, section or schedule of this Agreement, unless otherwise expressly indicated. The words “include”, “includes” and “including” are used in this Agreement in a nonexclusive manner and fashion, that is so as to include, but without limitation, the items, facts or matters in question. Any reference in this Agreement to a section of the Iowa Act or the Code shall, unless otherwise expressly provided in this Agreement, be a reference to such section as amended from time to time, and to the extent necessary, to any successor section or redesignated section. This Agreement shall not be construed more strongly against any Director or Member regardless of who was more responsible for its preparation.
     12.6 Headings and Captions. The headings, captions or titles of sections and paragraphs in this Agreement are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Agreement, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms or conditions.
     12.7 No Waiver. No failure or delay on the part of the Company, any Director, any officer of the Company or any Member in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Except as may be otherwise expressly provided in this Agreement, the remedies provided for in this Agreement are cumulative and are not exclusive of any remedies that may be available to the Company, any Director, any officer of the Company or any Member at law, in equity or otherwise.
     12.8 Severability. In the event any provision of this Agreement is held invalid, illegal or unenforceable, in whole or in part, the remaining provisions of this Agreement shall not be

37

affected thereby and shall continue to be valid and enforceable. In the event any provision of this Agreement is held to be invalid, illegal or unenforceable as written, but valid, legal and enforceable if modified, then such provision shall be deemed to be amended to such extent as shall be necessary for such provision to be valid, legal and enforceable and it shall be enforced to that extent. Any finding of invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     12.9 Binding Effect on Heirs, Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Company, the Directors, the officers of the Company, the Members and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Company, the Directors, the officers of the Company, the Members, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, liabilities or obligations under or by reason of this Agreement.
     12.10 Creditors. Without limiting Section 12.9, none of the provisions of this Agreement are for the benefit of, or are enforceable by, any creditor of the Company.
     12.11 Counterparts. This Agreement may be executed by one or more of the Members on any number of separate counterparts or addendums (including by e-mail or facsimile transmission), and said counterparts and addendums taken together shall be deemed to constitute one and the same Agreement.
     12.12 Entire Agreement. The Articles of Organization, this Agreement, the Unit Assignment Policy and any exhibits and schedules to this Agreement constitute the entire agreement pertaining to the subject matters of this Agreement and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings in connection with the subject matters of this Agreement. Any exhibits and schedules are incorporated into this Agreement as if set forth in their entirety and constitute a part of this Agreement. This Agreement supersedes and replaces in entirety the Original Operating Agreement.
     12.13 Indemnification; Specific Performance. Each Member shall defend, indemnify and hold the Company, the Directors and each of the other Members harmless from and against any suit, proceeding, action, claim, counterclaim, loss, liability, damage, cost and/or expense (including attorneys’ fees and court costs) in any way related to, connected with or arising or resulting from any misrepresentation or any breach or nonfulfillment of, or default under, any term or condition of this Agreement by the Member, including any breach or nonfulfillment of, or default under, Article 9.
     Each Member respectively acknowledges and agrees that the Company and the other Members shall be entitled to, and hereby instructs and directs any court or other authority to grant the Company and the other Members, specific performance of the duties and obligations of the Member under Section 5.7 and Article 9.

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     12.14 Consent to Jurisdiction. The Company, each Director, each officer of the Company and each Member hereby submit to the non-exclusive jurisdiction of any United States Federal or Iowa District court sitting in Des Moines, Iowa in any action or proceeding arising out of or relating to this Agreement, and the Company, each Director, each officer of the Company and each Member hereby agree that all claims in respect of any such action or proceeding may be heard and determined in any such United States Federal or Iowa District court. The Company, each Director, each officer of the Company and each Member waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in any such courts. The Company, each Director, each officer of the Company and each Member consent to the service of any and all process in any such action or proceeding brought in any court in or of the State of Iowa by the delivery of copies of such process to them, at the address specified for Notices for them.
     12.15 Waiver of Jury Trial. The Company, each Director, each officer of the Company and each Member hereby waive any right to a jury trial with respect to and in any action, proceeding, claim, counterclaim, demand or other matter whatsoever arising out of this Agreement.
     IN WITNESS WHEREOF, this Agreement is made and entered into as of the 19th day of January, 2007.

MEMBERS
By:
William Couser, as Attorney
In Fact for the Members

[SIGNATURE PAGE TO AMENDED AND RESTATED OPERATING AGREEMENT OF
LINCOLNWAY ENERGY, LLC DATED AS OF
JANUARY 19, 2007]

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EXHIBIT E
UNIT ASSIGNMENT POLICY

LINCOLNWAY ENERGY, LLC
UNIT ASSIGNMENT POLICY
Effective January 19, 2007
     The Directors of Lincolnway Energy, LLC (the “LLC”) have adopted the following as the Unit Assignment Policy of the LLC as contemplated by and for purposes of the Amended and Restated Operating Agreement of the LLC. Any words or terms which are used in this Unit Assignment Policy and that are defined in the Amended and Restated Operating Agreement of the LLC shall have those same meanings as used in and for purposes of this Unit Assignment Policy, including, for example, the words “assignment”, “Directors” and “Units”.
     As provided in the Amended and Restated Operating Agreement, an assignment includes any sale, transfer, assignment or other disposition of or conveyance by any Member of any Units, in whole or in part and whether voluntarily or involuntarily (including under or pursuant to any pledge or other collateral or security agreement) or by operation or any act or process of law or equity, or otherwise. An assignment includes any pledge or grant of a security interest, lien or other encumbrance in or against any Units.
     All assignments of any Units shall require the prior approval of the Directors, and the Directors may prohibit, restrict, limit or place conditions upon any proposed assignment for any reasonable purpose, as determined by the Directors. A reasonable purpose shall in all events include prohibiting, restricting, limiting or placing conditions on any assignment which would or might reasonably be determined to:
     (a) violate or cause the LLC to violate or to otherwise be in noncompliance with any applicable law, rule, regulation or order, including any foreign, federal, state or local securities law, rule, regulation or order;
     (b) cause the LLC to be taxed as a corporation for tax purposes, including by reason of Section 7704 of the Code;
     (c) result in the termination of the LLC or the LLC’s tax year for tax purposes, including under Section 708 of the Code, or cause the application to the LLC of Sections 168(g)(1)(B) or 168(h) of the Code or similar or analogous rules; or
     (d) require the LLC to become licensed, registered or regulated as an investment company, a broker-dealer or any other form of regulated entity under any applicable foreign, federal, state or local law, rule, regulation or order.
     The assignor and assignee in each proposed assignment shall provide the LLC with a Unit Assignment Application in a form provided by the LLC, and with all such other documents, instruments and information as are deemed to be necessary or appropriate from time to time by the Directors, including (i) the assignee’s taxpayer identification number; (ii) the information necessary to determine the assignee’s initial tax basis in the assigned Units; (iii) all information necessary or appropriate for the LLC to be able to file all required tax returns and other legally required information statements or returns; (iv) evidence that the assignee is properly authorized to acquire the Units and to become a Member and/or that the assignor is authorized to assign the Units to the assignee; and (v) a copy of the agreement between the assignee and the assignor. The agreement between the assignor and the assignee must acknowledge the requirements of the Amended and Restated Operating Agreement and this Unit Assignment Policy.
     The LLC reserves the right to require the assignor and/or the assignee in each proposed assignment to provide the LLC with an opinion of counsel for the LLC or for the assignor and/or the assignee, in form and content acceptable to the LLC, to the effect that the proposed assignment shall not have or cause any of the results or effects described in subparagraphs (a) through (d) above in this Unit Assignment Policy.
     The LLC also reserves the right to require the assignor or the assignee in each proposed assignment to pay all fees, costs and expenses paid or incurred by the LLC in connection with the assignment, including accountants’ and attorneys’ fees.
     An assignment of a Unit may be made pursuant to and upon the terms and conditions of any unit matching service as may be made available from time to time by the LLC on the website of the LLC in accordance with Section 1.7704-1(g) of the Treasury Regulations.
     An assignment of a Unit may be made to the LLC in accordance with Section 9.6 of the Amended and Restated Operating Agreement.
     The Directors are not required to act upon any proposed assignment of any Unit until the next regularly scheduled meeting of the Directors which follows the date on which the LLC receives a completed and executed Unit Assignment Application from the assignor and the assignee.
     An assignment of a Unit which is approved by the Directors shall be effective for all purposes (including for purposes of allocations and distributions) as of the date determined by the Directors, but such date must be within 32 days of the date of the approval of the assignment by the Directors.
     The effect of an assignment which is approved by the Directors shall be governed by the Amended and Restated Operating Agreement, and an assignee may become a Substitute Member in accordance with the terms of the Amended and Restated Operating Agreement.

2

LINCOLNWAY ENERGY, LLC
BALLOT
Special Meeting of Members
January 18, 2007
This Ballot is provided to you as a member of Lincolnway Energy, LLC. The units held by you will be voted in accordance with your instructions provided on this Ballot if this Ballot is properly completed and timely returned to Lincolnway Energy, LLC. You must complete, date and sign this Ballot. You can deliver this Ballot in person at the special meeting. If you desire to return this Ballot by mail, you must place this Ballot in the enclosed return envelope and mail this Ballot so that it will be received by Lincolnway Energy, LLC by no later than 3:00 p.m. on January 18, 2007. If you mail this Ballot to Lincolnway Energy, LLC and attend the special meeting and desire to revoke or withdraw your Ballot, you may do so by notifying the chairperson or the secretary of the special meeting at any time before the vote of the members is taken at the special meeting and you will be provided with another ballot to complete and deliver at the special meeting.
This Ballot is solicited on behalf of Lincolnway Energy, LLC.
I hereby vote as follows with respect to the approval and adoption of the Articles of Restatement.

☐ For	☐ Against	☐ Abstain
I hereby vote as follows with respect to the approval and adoption of the Amended and Restated Operating Agreement.

☐ For	☐ Against	☐ Abstain
The approval and effectiveness of each of the two above matters is conditioned upon the members’ approval of the other matter, and the failure of the members to approve one of the matters will, therefore, lead to the failure to approve of both the Articles of Restatement and the Amended and Restated Operating Agreement.
A member abstaining will be counted for quorum purposes, but the units of the member will not be counted as votes cast for or against the Articles of Restatement or the Amended and Restated Operating Agreement.

Dated: , 2007.

[SIGNATURE BLOCK FOR INDIVIDUALS]	[SIGNATURE BLOCK FOR ENTITY]

Name:	By:
Name:
Title: